SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                (Amendment No. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               BEKEM METALS, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
            ____________________________________________________________________

         2) Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

         4) Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

         5) Total fee paid:
            ____________________________________________________________________

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:___________________________________________________
   2) Form, Schedule or Registration Statement No.:_____________________________
   3) Filing Party:_____________________________________________________________
   4) Date Filed:_______________________________________________________________

                          PRELIMINARY PROXY MATERIALS

                               BEKEM METALS, INC.
                            875 Donner Way, Unit 705
                           Salt Lake City, Utah 84108


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of stockholders of Bekem Metals, Inc., (the "Company") will be held on August ____, 2005 at 10:00 a.m., local time, at the _____________, located at ________________, Salt Lake City, Utah, for the following purposes:

         1. To amend our Articles of Incorporation to increase the authorized capital stock of the Company;

         2. To authorize our Board of Directors to change the domicile of the Company from the State of Utah to the State of Nevada;

         3. To elect three directors to our Board of Directors and to reserve two directorships vacant, until such time as the Board of Directors identifies and appoints qualified candidates to serve as Directors;

         4. To ratify the appointment of Hansen, Barnett and Maxwell as the Company's independent registered public accountants; and

         5. To transact any other business as may properly come before the meeting or at any adjournment thereof.

         Our Board of Directors has fixed the close of business on July 21, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 875 Donner Way, Unit 705, Salt Lake City, Utah 84108.

         All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By order of the Board of Directors,




August __, 2005
                                            ------------------------------------
                                            Marat Cherdabayev, President

                        PRELIMINARY PROXY MATERIALS

                               BEKEM METALS, INC.
                            875 Donner Way, Unit 705
                           Salt Lake City, Utah 84108

                                 PROXY STATEMENT

         GENERAL

         SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Bekem Metals, Inc., a Utah corporation, in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held at_________________, Salt Lake City, Utah at 10:00 a.m., local time, on August _____, 2005, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about August ___, 2005.

         COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our common stock.

         OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on July 21, 2005, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 38,300,000 shares of common stock outstanding, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

         VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, 4 and 5 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the annual meeting in person or by proxy. With respect to Proposal 3 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 2, 4 and 5, votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

         Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by us prior to the annual meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR the nominees of Management to the Board of Directors and FOR Proposals 1, 2, 4 and 5. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the annual meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

                                  PROPOSAL ONE:

              CONSIDER AND APPROVE ADOPTION OF THE AMENDMENT TO THE
                 ARTICLES OF INCORPORATION OF BEKEM METALS, INC.

         We are proposing to amend our Articles of Incorporation to increase our authorized capital stock from 50,000,000 shares to 170,000,000 shares. A copy of the Amendment to the Articles of Incorporation of Bekem Metals, Inc., that you are being asked to approve, which we refer to in this Proxy Statement as the "Amendment," is attached to this Proxy Statement as Annex A. The Board of Directors has unanimously approved the Amendment and recommends approval and adoption by the shareholders.

         With the change in our business model and the desire to grow and expand our business, we believe that increasing our authorized capital stock is in the best interest of the Company to ensure we have sufficient shares to negotiate potential acquisitions and reduce the likelihood that we would need to again amend our Articles of Incorporation for the purpose of increasing our authorized capital stock, thereby avoiding the costs associated with amendments. We currently have 50,000,000 shares of authorized capital stock, all of which is common stock. 38,300,000 shares of the 50,000,000 authorized common shares are outstanding. By approving the Amendment, you are voting to increase our authorized capital stock by an additional 120,000,000 shares for total authorized capital stock of 170,000,000 consisting of 150,000,000 shares of common stock with a par value of $0.001 and 20,000,000 shares of preferred stock with a par value of $0.001.

         POSSIBLE DILUTION RESULTING FROM INCREASE IN AUTHORIZED COMMON SHARES AND CREATION OF AUTHORIZED PREFERRED SHARES

         We currently have 50,000,000 shares of authorized capital stock. By voting in favor of Proposal One, you are voting to increase our authorized capital stock by an additional 120,000,000 shares for total authorized capital stock of 170,000,000 consisting of 150,000,000 shares of common stock with a par value of $0.001 and 20,000,000 shares of preferred stock with a par value of $0.001. We have no present obligation to issue additional common or preferred stock, and have not yet designated any rights, preferences, privileges or classes for the preferred stock. Moreover, we have no present plans to issue preferred stock. If and/or when we issue additional common stock or any of the preferred stock in the future you could suffer substantial dilution. You would suffer dilution in the book value of your shares if the additional capital stock is sold at prices lower than the price at which you purchased your common stock. Moreover, if the Board of Directors in setting the rights, preferences and privileges of the preferred stock determines to grant voting rights to the holders of preferred stock, you could suffer dilution in the percentage of your voting interest in Company matters. You could also suffer dilution if the Board of Directors determines to make the preferred shares convertible into common shares. Similarly, the Board of Directors could grant other rights to the future holders of preferred stock that could be superior to your rights as a holder of common stock.

         POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZING PREFERRED STOCK

         Although we have no such present intent, preferred stock could be used to discourage unsolicited acquisition proposals. For example, a business combination could be impeded by the issuance of a series of preferred stock containing class voting rights that would enable the holder or holders of such series to block any such transaction. Alternatively, a business combination could be facilitated by the issuance of a series of preferred stock having sufficient voting rights to provide a required percentage vote to the holders thereof. In addition, under some circumstances, the issuance of preferred stock could adversely affect the voting power and other rights of the holders of the common stock. Although our Board of Directors is required to make any determination to issue any such stock based on its judgment as to the best interests of our stockholders, it could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholder might believe to be in their best interest or in which stockholders might receive a premium for their stock over prevailing market prices.

         The following table provides a comparison of the material changes between the current Articles of Incorporation and the proposed Amendment.

                        Changes to our capital structure

                     Existing                                           Proposed
Subject              Article(s)   Existing Provision                    Article(s)   Proposed Provision
-------              ----------   ------------------                    ----------   ------------------
Authorized common       III      The total authorized amount of              III     The total authorized amount of
shares                           common stock is 50,000,000 shares,                  common stock is 150,000,000
                                 $0.001 par value per share.                         shares, $0.001 par value per
                                                                                     share. Residual rights specifically
                                                                                     reserved to common stockholders.

Authorized              n/a      The current Articles of                     III     The total authorized amount of
preferred shares                 Incorporation do not authorize the                  preferred stock is 20,000,000
                                 Company to issue preferred stock.                   shares, $0.001 par value per
                                                                                     share, with no shares currently
                                                                                     outstanding.  The preferred
                                                                                     shares have not yet been
                                                                                     divided into classes or series,
                                                                                     nor have any powers,
                                                                                     preferences, rights or
                                                                                     limitations been designated.
                                                                                     The Board of Directors shall be
                                                                                     authorized to divide the
                                                                                     preferred stock into classes
                                                                                     and/or series and to designate

                                       5

                                                                                     all powers, preferences, rights
                                                                                     and limitations associated with
                                                                                     each class and/or series.  The
                                                                                     number of shares of preferred
                                                                                     stock may be increased or
                                                                                     decreased by the affirmative
                                                                                     vote of a majority of the
                                                                                     common stockholders without a
                                                                                     vote of the preferred
                                                                                     stockholders, unless such is
                                                                                     required by the amendment to
                                                                                     our Articles of Incorporation.

         PROCEDURE FOR AMENDING ARTICLES OF INCORPORATION

         Provided that Proposal One of this proxy is approved, the form of amendment set forth in the Amendment to the Articles of Incorporation of Bekem Metals, Inc. attached hereto as Annex A will become effective upon filing with the State of Utah.

         NO DISSENTERS' RIGHTS

         No dissenters' rights are available under the Utah Revised Business Corporations Act ("URBCA") or under our current or the proposed Amendment or the Bylaws to any stockholder who dissents from this proposal.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to adopt the proposed Amendment.

             OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
                      VOTE "FOR" PROPOSAL ONE TO ADOPT THE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                              OF BEKEM METALS, INC.

                                  PROPOSAL TWO:

                       TO AUTHORIZE THE BOARD OF DIRECTORS
                  TO CHANGE OUR DOMICILE FROM THE STATE OF UTAH
                             TO THE STATE OF NEVADA

         The Company was originally incorporated in the State of Utah. The State of Utah charges corporate income taxes on corporations, it also imposes franchise taxes. The State of Nevada does not impose either tax. As our business grows, we expect the franchise tax we incur to increase. By redomiciling to the State of Nevada, which does not impose State income tax or franchise taxes, the

Board of Directors believes the Company may realize significant cost savings. We recommend our shareholders authorize the Board of Directors without further shareholder action or approval, to change the domicile of the Company from the State of Utah to the State of Nevada. Such a change of domicile may be accomplished by merger with a subsidiary corporation or by any other method allowed or prescribed by law.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to adopt the proposed change of domicile.

                OUR BOARD RECOMMENDS A VOTE "FOR" PROPOSAL TWO TO
                   AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE
                   DOMICILE OF THE COMPANY FROM UTAH TO NEVADA

                                 PROPOSAL THREE:

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than two nor more than seven persons, the exact number to be fixed from time-to-time by the Board of Directors. The Board of Directors currently consists of two Directors. The Board of Directors believes it is in the best interest of the Company to expand the Board to five Directors as the Board seeks to create and fill committees of the Board. Management has nominated three individuals to serve as Directors for the upcoming year. The remaining two directorship positions would be treated as vacancies on the Board of Directors to be filled by the Directors or the shareholders. The intention of the Board of Directors is to seek at least one candidate who will qualify as a "financial expert" and as an independent Director for service on the audit committee of the Board of Directors. The Board of Directors is continuing to search for a qualified candidate to serve as a "financial expert." The other Directorship will likely be filled by a candidate with significant mining and exploration expertise. Therefore, it is proposed that two Directorship positions be treated as vacancies to be filled by the Board of Directors when qualified candidates are identified.

         Management has nominated three persons to serve as Directors for a one-year term expiring on the date of the Annual Meeting of Shareholders of the Company to be held in 2006, and until their successors are duly elected and qualified. Mr. Marat Cherdabayev, Mr. James Gunnell and Mr. Kassymkhanuly have been nominated by management to stand for election as Directors.

         NOMINEES

         Set forth below is certain information as of July 15, 2005 concerning the nominees for election at the 2005 Annual Meeting and our current officers, including the business experience of each for at least the past five years:

                                                        Positions with
Name of Director      Age  Term Served as Director     Bekem Metals, Inc.
----------------      ---  -----------------------     ------------------

Marat Cherdabayev     30   Since November 2004      Chairman of the Board of
                                                    Directors, President and CEO

James Gunnell         50   Since June 2004          Chief Financial Officer,
                                                    Secretary, Treasurer and
                                                    Director

Dosan Kassymkhanuly   37

         Marat Cherdabayev. Since July 2002, Mr. Cherdabayev has served as a director of EMPS Corporation, a U.S. reporting issuer, and former parent company of EMPS Research Corporation. Prior to joining EMPS Corporation, Mr. Cherdabayev worked for Caspian Services Group Limited ("CSGL") in Almaty, Kazakhstan. CSGL is a wholly-owned subsidiary of EMPS Corporation. Mr. Cherdabayev was a Business Development Manager for CSGL, and was responsible for developing a marketing plan for CSGL's services. Prior to his employment with CSGL, Mr. Cherdabayev worked for the Department of Project Finance at OJSC Kazakhtelecom in Almaty, Kazakhstan. Mr. Cherdabayev served as the Head of Project Planning and Monitoring, with responsibility for analyzing the financial feasibility of investment projects. He began working for OJSC Kazakhtelecom in January 2001. From October 2000 to January 2001, Mr. Cherdabayev served as the Advisor to the President of TNS Plus, a private telecommunications company in Almaty, Kazakhstan. In that capacity, he developed and advised the president on marketing strategies, marketing analysis and optimization issues. From January 1999 to June 1999, Mr. Cherdabayev was a Mutual Fund Accountant for State Street Corporation, in Boston, Massachusetts. His primary duties included producing and verifying daily financial statements, monitoring general ledger activity and pricing and reconciling five mutual funds on a daily basis. From January 1998 to June 1998, Mr. Cherdabayev was a Financial Reporting Assistant at Boston Edison in Boston Massachusetts. Mr. Cherdabayev graduated with a Bachelor of Science in Business Administration from Northeastern University in June 2000. Mr. Cherdabayev is also a director in EMPS Corporation, a reporting company.

         James F. Gunnell. Mr. Gunnell graduated from Brigham Young University in 1976 with a Bachelors of Science degree in Zoology. Mr. Gunnell brings over18 years of sales and management experience to the Company. Since 1991, Mr. Gunnell has been employed as a Sales Manager with National Electrical Carbon Corporation, a manufacturer of specialty graphite materials. Mr. Gunnell has been responsible for growing and managing an independent distributor network, for developing several new product markets and has significant increased product sales in the areas he has managed. Mr. Gunnell is not currently serving as a director of any other reporting company.

         Dosan Kassymkhanuly. Mr. Kassymkhanuly has been the director of the representative office of Kaznickel LLP in Astana, Kazakhstan since March 2004. As the director, Mr. Kassymkhanuly has been primarily responsible for negotiations with various government entities and committees on behalf of Kaznickel. Prior to joining Kaznickel, Mr. Kassymkhanuly worked for Irtysh-Aimak Ltd., in Ust-Kamenogorsk, Kazakhstan, a coal mining company. While with Irtysh-Aimak, Mr. Kassymkhanuly served as the director of the representative office of Irtysh-Aimak in Eastern Kazakhstan where he was responsible for coal sales in Eastern Kazakhstan. Prior to joining Irtysh-Aimak, Mr. Kassymkhanuly worked for several employers in mineral marketing and sales and has extensive experience in this area. Mr. Kassymkhanuly is not currently serving as a director of any other reporting company.

         Mr. Cherdabayev and Mr. Kassymkhanuly are brothers-in-law.

         Management does not expect that any nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

         VOTE REQUIRED

         Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the 2005 Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee's stead, of such other persons as the Board of Directors of the Company may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

             OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
           VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE AND TO APPROVE
                 THE RESERVATION OF TWO DIRECTORSHIPS AS VACANT,
              UNTIL SUCH TIME AS THE BOARD IDENTIFIES AND APPOINTS
            QUALIFIED CANDIDATES TO SERVE AS DIRECTORS, INCLUDING AT
             LEAST ONE CANDIDATE WHO CAN SERVE AS A FINANCIAL EXPERT
                            AND INDEPENDENT DIRECTOR.

         Security Ownership of Directors and Executive Officers

         As of July 15, 2005 we had 38,300,000 shares of our common stock issued and outstanding. The following table sets forth the beneficial ownership of our Common Stock as of that date, for each director and nominee, the president, the other executive officers and for all directors and executive officers as a group.

                                         Shares of                    % of
Name                                    Common Stock                  Class
----                                    ------------                  -----

Marat Cherdabayev                           -0-                        *
James Gunnell                               250                        *
Dosan Kassymkhanuly                         -0-                        *
--------------------------------------------------------------------------------
All directors, nominees and executive
officers as a group (3 persons):            250                        *
--------------------------------------------------------------------------------

*     Less than 1%.

Compliance with Section 16(a) of the Exchange Act

         Directors and executive officers are required to comply with Section 16(a) of the Securities Exchange Act of 1934, which requires generally that such persons file reports regarding ownership of and transactions in securities of the Company on Forms 3, 4, and 5. A Form 3 is an initial statement of ownership of securities. Form 4 is to report changes in beneficial ownership. Form 5 covers annual statements of change in beneficial ownership.

         Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, it appears that Mr. Cherdabayev and Mr. Gunnell failed to timely file Form 3s at the time they became directors of the Company.

Security Ownership of Certain Beneficial Owners

         As of July 15, 2005 the persons named below were, to our knowledge, the only beneficial owners of more than 5% of the outstanding common stock, other than directors, nominees and executive officers whose beneficial ownership is described in the above table.


                                           Shares of                Percentage
Name                                     Common Stock                of Class
----                                     ------------                --------

Brisa Equities Corporation(1)             21,000,000                   54.8%
Canby Trading Services(2)                  2,088,000                    5.5%
Hertel Group, S.A. (3)                     3,150,000                    8.2%
--------------------------------------------------------------------------------
         TOTAL                            26,238,000                   68.5%

(1) Mr. Louis Naegle is the sole director of Brisa Equities and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Brisa.
(2) Ms. Allison Kilbourn is the sole director of Canby Trading and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Canby.
(3) Mr. Richard Holzapfel is the sole director of Hertel Group and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Hertel.

                             Executive Compensation

         The following chart sets forth the compensation paid to each of our Executive Officers and Directors during the last three fiscal years:

                                      SUMMARY COMPENSATION TABLE

                                                                      Long Term Compensation
                                                                 ----------------------------------
                                       Annual Compensation                  Awards          Payouts
                                   ----------------------------- -------------------------- -------
                                                        Other
                                                        Annual    Restricted    Securities           All Other
                                                       Compen-      Stock       Underlying   LTIP      Compen-
       Name and            Year    Salary              sation       Awards       Options/   Payouts    sation
  Principal Position       Ended     ($)    Bonus($)     ($)         ($)          SARs (#)    ($)      ($)
------------------------- -------- -------- ---------- --------- ------------- ----------- -------- ------------
Terrence Chatwin (1)      12/31/04     -0-        -0-       -0-           -0-         -0-      -0-          -0-
Former CEO,
President and Director
------------------------- -------- -------- ---------- --------- ------------- ----------- -------- ------------
Timur Kunayev(2)          12/31/04     -0-        -0-       -0-           -0-         -0-      -0-          -0-
Former CEO and President
------------------------- -------- -------- ---------- --------- ------------- ----------- -------- ------------
Louis Naegle(3)           12/31/04     -0-        -0-       -0-           -0-         -0-      -0-          -0-
Former CEO                12/31/03     -0-        -0-       -0-           -0-         -0-      -0-          -0-
President and Director    12/31/02     -0-        -0-       -0-           -0-         -0-      -0-          -0-
------------------------- -------- -------- ---------- --------- ------------- ----------- -------- ------------

(1) Dr. Chatwin served as president and chief executive officer of the Company from November 29, 2004 to May 20, 2005.
(2) Mr. Kunayev served as the chief executive officer the Company from April 14, 2004 to November 29, 2004.
(3) Mr. Naegle served as the chief executive officer of the Company from inception to April 14, 2004.

Compensation of Directors

         No compensation has been paid directly or accrued to any other officer or director of the Company to date. The Company has no policy for compensating its directors for attendance at Board of Directors meetings or for other services as directors.

         Compensation of officers and directors is determined by the Company's Board of Directors and is not subject to shareholder approval. None of the officers and directors of the Company have employment agreements with the Company.

         In the past three years no executive officer has received any amounts in connection with his resignation, retirement, or other termination. No executive officer received any amounts in the last three years in connection with a change in control of the Company of a change in the executive officer's responsibilities after a change in control.

         The Company has no retirement, pension, or benefit plan at the present time, however, the Board of Directors may adopt plans as it deems to be reasonable under the circumstances.

Meetings and Committees of the Board of Directors

         During fiscal year ended December 31, 2004, there were two meetings of the Board of Directors. All directors attended the meetings of the Board of Directors. The Board of Directors currently has no standing committees.

                                  PROPOSAL FOUR

                          RATIFICTION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

         As we do not currently have an Audit Committee, our Board of Directors acts as our Audit Committee. The Board of Directors has appointed the firm of Hansen, Barnett & Maxwell to act as out independent registered public accounting firm for the fiscal year ending December 31, 2005, subject to ratification of such appointment by our shareholders. A representative of Hansen, Barnett & Maxwell is expected to be present at the annual meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

Principal Accountant Fees and Services

         Hansen, Barnett & Maxwell served as the Company's independent auditors for the year ended December 31, 2004 and for the last quarter of 2003, and is expected to serve in that capacity for the current year. David T. Thomson, P.C., served as the Company independent accountants during the first three quarters of 2003. Principal accounting fees for professional services rendered for us by Hansen, Barnett & Maxwell and David T. Thomson P.C. for the years ended December 21, 2004 and 2003, are summarized as follows:

                                                         2004             2003
         -----------------------------------------------------------------------

           Audit                                        $5,683           $1,845
           Audit related                                     -                -
           Tax                                             320              195
               All other                                     -              175
         -----------------------------------------------------------------------
           Total                                        $6,003           $2,215


         Audit Fees. Audit fees were for professional services rendered in connection with the Company's annual financial statement audits and quarterly reviews of financial statements for filing with the Securities and Exchange Commission.

         Tax Fees. Tax fees related to services for tax compliance and consulting.

         All Other Fees. During the fiscal year ended December 31, 2003, our independent auditors accountant billed us $175 for review, consultation and response to comments issued by the Securities and Exchange Commission in connection with the Company Form 10-SB.

         Board of Directors Pre-Approval Policies and Procedures. At its regularly scheduled and special meetings, the Board of Directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by the Company's independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to ratify the selection of Hansen, Barnett & Maxwell to serve as our independent registered public accounting firm for fiscal 2005.

             OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
            VOTE "FOR" APPROVAL OF THE RATIFICATION OF APPOINTMENT OF HANSEN, BARNETT & MAXWELL AS OUR INDEPENDENT REGISTERED
                    ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR

                                  PROPOSAL FIVE

                                  OTHER MATTERS

         We know of no other matters that are to be presented for action at the annual meeting of stockholders other than those set forth above. If any other matters properly come before the annual meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

         2006 SHAREHOLDER PROPOSALS

         If you wish to include a proposal in the Proxy Statement for the 2006 Annual Meeting of Stockholders, your written proposal must be received by the Company no later than November 15, 2005. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Utah and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, Bekem Metals, Inc., 875 Donner Way, Unit 705, Salt Lake City, Utah 84108

         For each matter that you wish to bring before the meeting, provide the following information:

         (a) a brief description of the business and the reason for bringing it to the meeting;
         (b) your name and record address;
         (c) the number of shares of Company stock which you own; and
         (d) any material interest (such as financial or personal interest) that you have in the matter.

      SELECTED INFORMATION FROM OUR ANNUAL REPORT ON FORM 10-KSB FILED WITH
            THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2005

Description of Business

Company History

         Bekem Metals, Inc., (the "Company") was incorporated as EMPS Research Corporation under the laws of the state of Utah on January 31, 2001, for the purpose of researching and developing commercial applications for patented technology for a high frequency eddy current separator that may be used to separate nonmagnetic particulate materials from other materials without chemicals, heat or water. The patented technology was originally acquired by the Company's former parent company, EMPS Corporation, a Nevada corporation, from Particle Separation Technologies, L.C., a Utah limited liability company. The Company is in the development stage.

         In February, 2001, the Company acquired Patent No. 5,439,117 issued August 8, 1995, continuation in part Patent No. 5,772,043 issued June 30, 1998 and continuation in part Patent No. 6,095,337 issued on August 1, 2000, from EMPS Corporation. The three patents are titled "System and Method for Separating

Electronically Conductive Particles." From the time the Company acquired the patents until the end of fiscal 2004, the Company's primary business activity has focused on efforts to develop and test prototype equipment derived from the patents. The Company has primarily funded its research and development activities from a research grant awarded to the Company from the Department of Energy's Office of Industrial Technologies 2000 Inventions and Innovation program. The Company received the research grant in January of 2001 in the amount of $199,000. As of December 31, 2004, the Company had spent approximately $148,750 of the grant. The research grant expires on June 30, 2005.

         On January 28, 2005, the Company completed the closing of a Plan and Agreement of Reorganization (the "Agreement") with Condesa Pacific, S.A., a British Virgin Islands company ("Condesa") and the Condesa shareholders, whereby the Company acquired 100% of the outstanding capital stock of Condesa in exchange for 35,000,000 common shares of the Company. As a result, the Condesa shareholders now own approximately 91% of the outstanding common stock of the Company. The transaction resulted in a change of control of the Company and a change in the reporting entity to Condesa.

         Bekem Metals had 3,300,000 shares of common stock outstanding prior to the transaction that remained outstanding. For financial reporting purposes, Condesa is considered to have been the acquirer. The acquisition was recognized as a forward stock split of Condesa's 50,000 shares of capital stock outstanding prior to the reorganization for 35,000,000 common shares, or a 700-for-1 stock split. Condesa's financial statements will continue to present its assets and liabilities at their historical cost. The assets of Bekem Metals' are considered to have been acquired by Condesa in exchange for the assumption of Bekem Metals' liabilities and the issuance of 3,300,000 common shares. The assets consisted of cash of $2,841.

         The primary asset of Condesa is an exploration and production concession held by its wholly owned subsidiary Kaznickel, LLP. This exploration and production concession, issued by the government of the Republic of Kazakhstan grants Kaznickel the exclusive right to explore for and produce nickel, cobalt and other minerals in a 616 hectare (1,522 acre) area known as the Gornostayevskoye ("Gornostai") deposit. The Gornostai deposit is located in northeastern Kazakhstan.

         Condesa acquired Kaznickel, LLP effective September 22, 2004 in a purchase business combination valued at $750,000. In that transaction, Condesa acquired assets with a fair value of $1,441,387, assumed liabilities of $691,387, paid $300,000 cash, and issued Condesa shares valued at $450,000. With the Bekem acquisition of Condesa on January 28, 2005, the primary business focus has shifted from the development of its electromagnetic particle separating technology to the exploration and production of the Gornostai deposit.

         On February 9, 2005, the Company board of directors and holders of a majority of the Company's outstanding shares approved a change in the name of the Company from EMPS Research Corporation to Bekem Metals, Inc., to better reflect the new business focus of the Company. On March 16, 2005, the Company amended its Articles of Incorporation to change the name of the Company.

Business of the Company

         From inception through the end of the 2004 fiscal year, the Company's primary business focus has been the development, marketing and licensing its patented technology for use in commercially separating nonmagnetic particulate material by building and testing a high frequency eddy-current separator

("HFECS"). With the acquisition of Condesa and its wholly owned subsidiary Kaznickel on January 28, 2005, the primary business focus of the Company has become the exploitation of the exploration and production contract of Kaznickel. While the Company will continue to pursue development of its HFECS technology, it will no longer be the principal business focus of the Company. This contract grants Kaznickel the exclusive right to explore for and produce nickel, cobalt and other minerals in a 616 hectare (1,522 acre) area known as the Gornostai deposit, through February 2, 2026.

         The Nickel Market

         The overall market for nickel in the world is approximately $18 billion, according to USGS. Total nickel production in 2004 was approximately 1,400,000 tons. Russia is a largest supplier of nickel in the world with almost 20% market share, followed closely by Australia, Canada and Latin America.

         According to Barclays Capital, demand for nickel grew 4.1% in 2004, but could settle at around 3-4% annually through 2010. There is some debate in the market as to whether nickel prices will continue to increase. SMR Steel & Metals Market Research, projects that the average price per ton of nickel will be about $13,000, down from $13,741 in 2004, as large buyers seek cheaper alternatives in producing stainless steel. Alternatively, Goldman Sachs predicts that actual prices may rise to as high as $14,300 per ton in the foreseeable future. Even as large buyers seek cheaper alternatives to nickel, it is anticipate that demand for nickel worldwide and especially in China will remain high for the next 5 years.

         There are several factors that can affect the overall worldwide nickel demand and prices in the future, which include the following:

         o New processing technologies that make the developments of low-grade lateritic nickel deposits economically feasible;
         o        Expansion of new nickel capacity;
         o Other sources of secondary nickel and levels of stainless-steel scrap containing nickel;
         o        Reduction in stainless-steel worldwide demand.

         USGS data shows that there are several laterite and sulfide projects scheduled for completion in the next several years, which could bring more primary nickel to the market and potentially decrease the price. However, given the growing economies and demands of China, India and other Asian countries, coupled with anticipated reduction in production of several older nickel mines due to depletion, the world level of supply is expected to remain more or less stable.

         According to Inco, one of the largest nickel companies in the world, in order to meet the growing world demand for nickel there is a need for one project the size of its Goro project every year. Goro Nickel Project of Inco in New Caledonia will have the capacity of 55,000 tons of nickel once it is operational in 2006.

         Stainless-steel production, the single largest end use segment of nickel, is expected to grow steadily in the next five years, heavily relying on the primary nickel supply for its expansion. Of course, high nickel prices force some steel mills to substitute chromium and manganese, in place of nickel which makes steel cheaper but less corrosion-resistant. This lower-quality steel is mainly used in consumer applications where it is important to have a cheap final product, which, however, will not resist corrosion from acid or salt.

         Resistance to corrosion makes nickel an essential element in alloys and as a catalyst. This feature is required in such industries as aerospace, electric power and petrochemical industries, as well as in gray-iron castings to toughen the iron, promote graphitization and improve machineability. A new application of nickel in nickel-based batteries for the electric and hybrid electric vehicles represents another industry with high potential demand for nickel.

History of the Gornostai deposit

         In March 2004, Kaznickel acquired a concession for exploration and development of Gornostai cobalt and nickel deposit (contract No. 1349 registered by the Kazakh Ministry of Energy and Mineral Resources), covering 616 hectares (1,522 acres) in eastern Kazakhstan.

         The Company is at the exploration stage on the Gornostai deposit located in Beskaragai district of East Kazakhstan region in Kazakhstan. The deposit was discovered in 1958. Gornostai deposit is divided by Irtysh River into left and right bank sides. From 1960 to 1968 a series of surveys and evaluation works were performed on both bank sides to evaluate available cobalt-nickel ore reserves. The surveys identified 21 ore bodies on the left bank.

         The deposit, however, was abandoned as reserves around Norilsk in Russia were considered more attractive and it was already at the production stage. In addition, a Soviet army nuclear test site (similar to Nevada) was located nearby and therefore the whole surrounding territory, including the deposit was considered a secret military zone. Therefore commercial development of the deposit was discontinued.

         The last nuclear testing in the area was conducted more than 15 years ago. Recent tests show that the radiation levels in the soil, water and air are within normal ranges.

         Pursuant to the terms of the three-year work program approved by the Geology Committee of the Republic of Kazakhstan Ministry of Energy and Mineral Resources and as required under the Kaznickel exploration and production contract, by January 1, 2005, Kaznickel had completed drilling core samples of 5,504 meters during the preceding nine months.

Characteristics of the Gornostai deposit

         The Company has taken 2,000 geochemical and core samples to the Institute of Nonferrous Metals, located in Oskemen, Kazakhstan to perform spectrum and quantity analysis to identify the content of nickel, cobalt and iron. The first 500 samples demonstrate nickel content of 1.1%. The Company anticipates a final report from this Institute during the third quarter of 2005. Once the Company has the report it will present it to the Geology Committee for approval and the Company will seek to increase its contract territory, including the right side bank.

         Upon governmental approval, we plan to continue exploratory drilling of an additional 8,000 meters on the left bank and 22,000 meters on the right bank.

         Left bank ore bodies are bedded horizontally in a zone of leached nontronized serpentinites area weathering crust at the depth of 4.9 meters to
13.2 meters. They have tabular shape and variable thickness. The lengths of the ore bodies are 200 meters to 4,050 meters; the width is 200 meters to 2,000 meters. Thickness varies from 0.8 meters to 15 meters. Mean ore body thickness is 4.2 meters, with a mean stripping ratio of 1.8 cubic meters per ton.

         Initial evaluation of ore and metals in 1968 showed nickel cutoff grade of 0.7%, cobalt cutoff grade of 0.5%, average nickel ore grade of 0.9%, minimum nickel content in a measured block of 1.0%, and minimum ore body thickness of 0.5m.

         The Company intends to retain the services of an independent engineering firm to provide a reserves estimate, feasibility study and design a flowsheet to process our laterite ore.

Mining and processing conditions

         The main host rocks of nickel and cobalt are minerals such as nontronite, hydroxides of iron and manganese formations. The ore is loose and found mainly along small fracture lines. Coarse ore, bigger than 10 mm, represents approximately 11.2% of all ore found at the deposit. The loose structure of overburden and ores allows mining the deposit without drilling and blasting works. The rocks and ores of Gornostai are relatively unstable requiring that the pit slope not exceed 45 degrees.

         Development of left bank can be performed through a system of small open pits, starting from northern side of the deposit. Stripping rocks from the initial pits can be placed in external dumps. Stripping from later pits could be placed within the workout space of previous pits. According to survey data, the Company does not anticipate pit depths to exceed 55 meters.

         In 1968 and 1999 two samples were retrieved for analyses and to test ore processing technologies.

         In 1968 four processing technologies were tested: ferronickel electric smelting, matte electric smelting, sulfuric acid leaching and ammoniac-carbonate leaching. The tests showed that the most practical technology for processing the silicate-cobalt-nickel ore deposit is ferronickel electric smelting. Application of this technology allows for 90% recovery of nickel to ferronickel and 85% recovery of cobalt. This process also allows for a reduction of reagent consumption of 5%, and of limestone of 10-15%. Waste slag may be used to manufacture mineral wools as well as other construction materials.

         In 1999 electric smelting of deposit's ore was carried out at the steel-casting workshop of Pavlodar Tractor Plant, Pavlodar, Kazakhstan. Two smelting trials performed in arc heating furnace DSP-6 demonstrated the possibility of producing ferronickel which meets technical requirements 48-3-59-84. The first smelting test produced 480 kilogram of ferronickel. The second smelting test produced 520 kilogram of ferronickel. Recovery of nickel metal exceeded 90%. The ferronickel content of the product was 18-20%. With technology improvement, it should be possible to produce ferronickel FN-5, FN-6, FN-7 and FN-8.

         The Company also believes the possible application of heap leaching technology needs to be studied, as high pressure acid leaching ("HPAL") is generally considered to be economically efficient compared to pyrometallurgical processing, such as electric smelting.

Competition

         Total nickel production worldwide was approximately 1,400,000 tons in 2004, according to USGS. Norilsk Nickel is the largest nickel producer followed by Inco, BHP Billiton Plc, Eramet Group, Falconbridge Limited and WMC Limited.

These six companies together produce around 66% of world primary nickel production, while more than 30 medium- to small-companies produce the remaining 34%.

         Companies compete with each other generally across the globe and are best categorized by their size, reserve base and the production method due to different extracting technologies applied and the final product.

         Until recently there were no nickel producing companies in Kazakhstan. In February 2004, Oriel Resources, a London based company, acquired 90% of Muzbel LLC, which holds exploration and extraction rights for Shevchenko nickel deposit in northern Kazakhstan.

         We do not anticipate direct competition from Oriel Resources as nickel and cobalt are part of a global market and a worldwide demand, where supply is limited and growing rates of industries which use nickel and cobalt will ensure the constant demand for any quantity of nickel and cobalt.

         Competition in this industry focuses largely on price and nickel content whether it is sold in unwrought or chemical form. High nickel content material is sold at higher prices and is most sought after among customers.

         The Company is confident that the local proximity of its deposit to China and other Asian countries will be a major competitive factor. The Company has already been approached by Chinese metal companies willing to buy its ore at this "grassroot" stage and interested in purchasing finished product once the Company reaches production stage. The Company has also been approached about jointly developing the deposit, but has not discussed this option in details as of yet.

Foreign Operations

         In recent years, the Republic of Kazakhstan has undergone substantial political and economic change. As an emerging market, Kazakhstan does not possess the well-developed business infrastructure that generally exists in more mature free market economies. As a result, operations carried out in Kazakhstan can involve significant risks that are not typically associated with developed markets. Instability in the market reform process could subject the Company to unpredictable changes in the basic business infrastructure in which it currently operates. The Company therefore faces risks inherent in conducting business internationally, such as:

         o Foreign currency exchange fluctuations or imposition of currency exchange controls;
         o        Legal and governmental regulatory requirements;
         o        Nationalization of assets;
         o        Import-export quotas or other trade barriers;
         o Difficulties in collecting accounts receivable and longer collection periods;
         o        Political and economic instability;
         o Difficulties and costs of staffing and managing international operations; and
         o        Language and cultural differences.

         Any of these factors could materially adversely affect the Company's operations and consequently its business, operating results and financial condition. At this time, management is unable to estimate what, if any, changes may occur or the resulting effect of any such changes on the Company's financial condition or future results of operations.

         The Company also faces a significant potential risk of unfavorable tax treatment and currency law violations. Legislation and regulations regarding taxation, foreign currency transactions and licensing of foreign currency loans in the Republic of Kazakhstan continue to evolve as the central government manages the transformation from a command to a market-oriented economy. The legislation and regulations are not always clearly written and their interpretation is subject to the opinions of local tax inspectors. Instances of inconsistent opinions between local, regional and national tax authorities are not unusual.

         The current regime of penalties and interest related to reported and discovered violations of Kazakhstan's laws, decrees and related regulations can be severe. Penalties include confiscation of the amounts at issue for currency law violations, as well as fines of generally 100% of the taxes unpaid. Interest is assessable at rates of generally 0.3% per day. As a result, penalties and interest can result in amounts that are multiples of any unreported taxes.

         The Company's operations and financial condition may be adversely affected by Kazakh political developments, including the application of existing and future legislation and tax regulations.

Regulation of Mining Activity

         The Company's mining activities will be subject to various laws and regulations concerning exploration, allowable production, taxes, labor standards, environmental protection, mine safety, regulations relating to royalties, importing and exporting of minerals and other matters. In addition, new laws or regulations governing operations and activities could have a material adverse impact on the Company.

Environmental Regulations

         Environmental legislation in all countries is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees.

         All phases of the Company's operations in the Republic of Kazakhstan are subject to environmental regulations. The regulations are comprehensive and cover water quality, discharge limits, hazardous wastes, agricultural land and vegetation.

Employees

         During the 2004 fiscal year, the Company had no full time employees. The officers and directors work on a part time, as needed, basis with no commitment for full time employment. With the acquisition of Condesa, the Company now has 23 full time employees. The Company believes it has satisfactory relations with its employees. The Company anticipates the need to hire additional personnel as operations expand

Patents

         The Company owns U.S. Patents 5,439,117, 5,772,043, and 6,095,337, each entitled "System and Method for Separating Electrically Conductive Particles."

The patents were issued on August 8, 1995, June 30, 1998, and August 1, 2000, respectively. All three patents expire December 21, 2013. These patents cover the technology that allows the Company to separate nonmagnetic particles from feed material. Prior to the acquisition of Condesa, these patents were very important to the Company's business and added significant value because they give it an exclusive right to the covered technology. With the shift in the primary business focus of the Company to mineral exploration and production, these patents are no longer significant to the success of the Company.

Research and Development

         In connection with the development of its electromagnetic particle separating technology, on or about January 16, 2001, the Company received a research grant in the amount of $199,000 from the Department of Energy ("DOE"), through its Office of Industrial Technologies 2000 Inventions and Innovation ("I&I") program for use in developing an F-24

HFECS prototype.

         As of December 31, 2004, the Company had spent approximately $148,750 of the I&I grant money in research and development of the HFECS technology. The grant expires on June 30, 2005.

Description of Property

         The Company uses one-quarter of an 800 square foot office condominium located at 875 Donner Way, Unit 705, Salt Lake City, Utah 84108 for its corporate offices. The Company currently pays no rent for this space pursuant to a verbal agreement with Particle Separation Technologies, L.C. This free rent is of nominal value. There is no lease agreement with Particle Separation Technologies, L.C. If at any time Particle Separation Technologies, L.C., decides it needs or wants the space, the Company has no right to continue to occupy the space and could be forced to move.

         The Company plans to open a representative office in Almaty, Kazakhstan. Kaznickel LLP maintains offices in Semei, Kazakhstan, the closest city to the deposit, and a representative office in Astana, Kazakhstan.

Market Price of and Dividends on Our Common Equity and Other Shareholder Matters

         The Company's shares are currently traded on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol BKMM. As of April 11, 2005, the Company had approximately 134 shareholders holding 38,300,000 common shares. Of the issued and outstanding common stock, approximately 1,266,270 are free trading, the balance are "restricted securities" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission.

         The Company's common stock began trading on the OTCBB on February 17, 2004. Prior to that time no quotation for the Company's common shares was quoted on any exchange or quotation medium. Published bid and ask quotations from February 17, 2004 through December 31, 2004, are included in the chart below. These quotations represent prices between dealers and do not include retail markup, markdown or commissions. In addition, these quotations do not represent actual transactions.

                                       Bid                        Ask
                                  High      Low              High         Low
                                  ----      ---              ----         ---
2004
----
Feb. 17 thru Mar. 31             $1.00     $0.10            $2.00         $0.55
Apr. 1 thru June 30               2.50      1.00             5.00          2.00
July 1 thru Sep. 30               2.50      2.50             7.50          5.00
Oct. 1 thru Dec. 31               3.50      2.00             7.50          7.50

         The above information was obtained from Pink Sheets LLC, 304 Hudson Street, 2nd Floor, New York, New York 10013.

Dividends

         The Company has not paid, nor declared, any dividends since its inception and does not intend to declare any such dividends in the foreseeable future. The Company's ability to pay dividends is subject to limitations imposed by Utah law. Under Utah law, dividends may be paid to the extent that the corporation's assets exceed it liabilities and it is able to pay its debts as they become due in the usual course of business.

Securities Authorized for Issuance Under Equity Compensation Plans

------------------------- --------------------------- --------------------------- ------------------------------------
Plan category             Number of securities        Weighted-average            Number of securities
                          to be issued  upon          exercise price of           remaining available for future
                          exercise of                 outstanding                 issuance under equity
                          outstanding options,        options, warrants           compensation plans
                          warrants and rights         and rights                  (excluding securities reflected
                                                                                    in columns (a))
                                    (a)                          (b)                             (c)
------------------------- --------------------------- --------------------------- ------------------------------------
Equity compensation               2,000,000                     $0.10                          3,000,000
plans approved by
security holders
------------------------- --------------------------- --------------------------- ------------------------------------
Equity compensation                  -0-                         -0-                              -0-
plans not approved by
security holders
------------------------- --------------------------- --------------------------- ------------------------------------
Total                             2,000,000                     $0.10                          3,000,000
------------------------- --------------------------- --------------------------- ------------------------------------

         On February 16, 2004, the Company granted options to two parties to purchase 1,000,000 shares each for technology and asset acquisition and business development services. The options may not be exercised until such time as the Company has acquired assets with a fair value of at least $2,000,000, as determined by the board of directors. The exercise price of the options is $0.10. The options expire on February 16, 2009. The Company granted the option holders a registration right in connection with the exercise of the options and/or the resale of the underlying common shares. The options were granted without registration under the Securities Act of 1933 in reliance on an exemption from registration pursuant to Section 4(2) of the Act.

Plan of Operations

         For a complete understanding, this Plan of Operations should be read in conjunction with the Financial Statements and Notes to the Financial Statements contained herein.

         During 2004, the Company generated no revenue from operations. The Company does not anticipate generating revenue until it begins production, which, if necessary funding can be obtained, is estimated to occur in 2007. Moreover, in reaching the production stage, the Company anticipates incurring millions of dollars in costs. Because the Company is not currently engaged in revenue generating activities, the Company will be completely dependent on investment funds to support its operations until such time as production generates sufficient revenues to cover operating expenses. The Company does not expect to begin production until some time in 2007, and does not anticipate generating sufficient revenue to cover operating expenses until 2007. There is no assurance that the Company can obtain funding on favorable terms, or at all. These factors raise substantial doubt about the Company's ability to continue as a going concern.

         The Company has developed a plan of operations that should allow it to begin production in 2007, assuming adequate funding can be obtained. To fund operations during 2005, the Company estimates it will need approximately $10,000,000. The Company plans to seek this funding through private equity investments. If the Company is successful in raising $10,000,000 it intends to allocate the funds as follows.

Operations

         Drilling

         The Company has allocated approximately $2,800,000 to drilling and exploration. This includes drilling of approximately 5,000 meters of the left bank side of the Gornostai deposit and 14,000 meters of the ride bank side. Estimated drilling costs include both direct and indirect drilling costs, which include costs related to drilling such as geologist fees, site supervisors, geological data processors, core sample takers, topographers, site procurement specialists, etc.

         Core Analysis

         The Company anticipates spending approximately $170,000 for core analysis during the next twelve months.


         Transportation costs

         Total transportation costs related to operations for the next twelve months are estimated at $82,000. This includes cost of vehicle leases, drivers, fuel, and repair and maintenance costs for all vehicles used for site operations.

Design and Engineering

         Over the next twelve months the Company plans to spend approximately $2,500,000 for pre-feasibility and feasibility studies and to develop and pilot-test a flowsheet and develop a plant design for ore processing. We will also perform an independent reserves estimate and valuation.

         Independent Reserve Estimate

         The Company has allocated $500,000 to hire an independent mining consulting firm to provide it with a reserve estimate for the Gornostai deposit.

         Feasibility Study

         The Company anticipates spending approximately $500,000 for the preparation of pre-feasibility and feasibility studies. This is a minimum amount based on market rates in the Commonwealth of Independent States of the former Soviet Union. However, the price may increase if the Company retains an independent western consulting firm.

         Detailed Design

         Detailed design cost of $1,500,000 represent prospective cost of detailed engineering and design contract for construction of producing plant on the territory of Gornostai deposit. This includes flowsheet design and its pilot testing. This is a rough estimate, which will be subject to future revision following completion of feasibility studies.

Professional Fees

         The Company anticipates incurring approximately $300,000 in expenses to its financial auditors and securities attorneys during the next twelve months.

Concession Expenses

         Under the terms of the exploration and production contract, if the Company discovers commercially feasible mineral deposits, it will be required to pay licensing and other fees and government related costs. The Company has allocated $450,000 for this purpose over the next year.

Administrative Expenses

         The Company will allocate approximately $820,000 for administrative expenses during the next twelve months, which includes expenses of maintaining offices in the United States and Kazakhstan, salaries and taxes.

Office Equipment

         The Company also anticipates spending approximately $100,000 for office equipment during the next twelve months.

         In the event the Company is unable to raise $10,000,000, priority will be given to drilling and design and engineering expenses, with funds being allocated as management determines in its business judgment to be in the best interest of the Company.

Financial Statements

         See Consolidated Financial Statement listed in the accompanying index to the Consolidated Financial Statements on Page F-1 herein.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         The Company made no changes in and had no disagreements with its accountants on accounting and financial disclosure during the 2004 fiscal year.

         WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

         We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the most recent Form 10-KSB by requesting a copy in writing from us at the following address:


                               Bekem Metals, Inc.
                            875 Donner Way, Unit 705
                           Salt Lake City, Utah 84108

         If you would like to request documents, please do so by July 20, 2005 to receive them before the annual meeting of stockholders.

                                           By order of the Board of Directors,



                                           Marat Cherdabayev
                                           President

August __, 2005


STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                               BEKEM METALS, INC.
                      (Formerly EMPS Research Corporation)
                          (A Development Stage Company)
                     FINANCIAL STATEMENTS TABLE OF CONTENTS


CONSOLIDATED FINANCIAL STATEMENTS

   Report of Registered Public Accounting Firm...............................F-1

   Balance Sheets as of December 31, 2004 and 2003...........................F-2

   Statements of Operations for the Years Ended December 31, 2004
     and 2003 and for the Cumulative Period from January 31, 2001
     (Date of Inception) through December 31, 2004...........................F-3

   Statements of Shareholders' Equity (Deficiency) for the Cumulative
     Period from January 31, 2001 (Date of Inception) through
     December 31, 2004.......................................................F-4

   Statements of Cash Flows for the Years Ended December 31, 2004
     and 2003 and for the Cumulative Period from January 31, 2001
     (Date of Inception) through December 31, 2004...........................F-5

   Notes to Financial Statements.............................................F-6


UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

   Consolidated Balance Sheets as of March 31, 2005 and
     December 31, 2004 (Unaudited) .........................................F-11

   Consolidated Statement of Operations for the Three months ended
     March 31, 2005, and 2004, and for the Period from March 5, 2004
     (Date of Inception through March 31, 2005 (Unaudited)..................F-12

   Consolidated Statement of Shareholders' Equity for the Period
     from March 5, 2004 (Date of Inception) Through
     March 31, 2005 (Unaudited).............................................F-13

   Consolidated Statements of Cash Flows for the Three Months ended
     March 31, 2005, and 2004 and for the Period from March 5, 2004
     (Date of Inception) Through March 31, 2005 (Unaudited).................F-14

   Notes to the Unaudited Consolidated Financial Statements.................F-15

CONDESA PACIFIC S.A. AND SUBSIDIARY

   Report of Registered Public Accounting Firm..............................F-23

   Consolidated Balance Sheet - December 31, 2004...........................F-24

   Consolidated Statement of Operations for the Period from March 5, 2004 through December 31, 2004..............................................F-25

   Consolidated Statement of Shareholders' Deficiency for the Period
     from March 5, 2004 through December 31, 2004...........................F-26

   Consolidated Statement of Cash Flow for the Period from March 5, 2004 through December 31, 2004..............................................F-27

   Notes to the Consolidated Financial Statements...........................F-28

 HANSEN, BARNETT & MAXWELL
 A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS
  5 Triad Center, Suite 750                         an independant member of
Salt Lake City, UT 84180-1128                              BAKER TILLY
    Phone: (801) 532-2200                                 INTERNATIONAL
     Fax: (801) 532-7944
       www.hbmcpas.com



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and the Shareholders
Bekem Metals, Inc.


We have audited the balance sheets of Bekem Metals, Inc. as of December 31, 2004 and 2003 and the related statements of operations, shareholders' equity (deficiency) and cash flows for the years then ended and for the cumulative period from January 31, 2001 (date of inception) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Bekem Metals, Inc. as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended, and for the cumulative period from January 31, 2001 (Date of Inception) through December 31, 2004 in conformity with U.S. generally accepted accounting principles.

                                             HANSEN, BARNETT & MAXWELL


Salt Lake City, Utah
March 31, 2005

BEKEM METALS, INC.
(formerly EMPS Research Corporation)
(A Development Stage Company)
BALANCE SHEETS



December 31,                                                                           2004                 2003
-----------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
Cash                                                                            $     2,841          $    22,531
-----------------------------------------------------------------------------------------------------------------

Total Current Assets                                                                  2,841               22,531
-----------------------------------------------------------------------------------------------------------------

Patents and deferred patent costs, net of amortization
  of $796 and $590                                                                    1,840                2,046
-----------------------------------------------------------------------------------------------------------------

Total Assets                                                                    $     4,681          $    24,577
=================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities
Accounts payable                                                                $    12,992          $     2,413
Franchise tax payable                                                                   100                  100
Deferred revenue                                                                      2,568                9,190
-----------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                                            15,660               11,703
-----------------------------------------------------------------------------------------------------------------

Shareholders' Equity (Deficiency)
Common stock; $0.001 par value, 50,000,000
 shares authorized, 3,300,000 and 3,300,000 shares
 issued and outstanding, respectively                                                 3,300                3,300
Additional paid-in capital                                                          224,503               33,845
Deficit accumulated during the development stage                                   (238,782)             (24,271)
-----------------------------------------------------------------------------------------------------------------

Total Shareholders' Equity (Deficiency)                                             (10,979)              12,874
-----------------------------------------------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity (Deficiency)                         $     4,681          $    24,577
=================================================================================================================


                    The accompanying notes are an integral part of these financial statements.

                                                        F-2

BEKEM METALS, INC.
(formerly EMPS Research Corporation)
(A Development Stage Company)
STATEMENTS OF OPERATIONS

                                                                                                                        For the
                                                                                                                     Cumulative
                                                                                                                    Period From
                                                                                                               January 31, 2001
                                                                                                                       (Date of
                                                                                                                     Inception)
                                                                                                                        through
                                                                                                                   December 31,
For the years ended December 31,                                                      2004              2003               2004
--------------------------------------------------------------------------------------------------------------------------------
Revenue                                                                        $         -       $         -        $         -
--------------------------------------------------------------------------------------------------------------------------------

Expenses
General and administrative                                                         214,305            14,999            237,945
Amortization expense                                                                   206               205                795
--------------------------------------------------------------------------------------------------------------------------------

Total Expenses                                                                     214,511            15,204            238,740
--------------------------------------------------------------------------------------------------------------------------------

Net Loss From Operations                                                          (214,511)          (15,204)          (238,740)

Other Income (Expense)
Grant revenue                                                                        6,622             2,042            148,744
Grant expense                                                                       (6,622)           (2,042)          (148,774)
Interest expense                                                                         -                 -                (42)
--------------------------------------------------------------------------------------------------------------------------------

Net Other Income (Expense)                                                               -                 -                (42)
--------------------------------------------------------------------------------------------------------------------------------

Net Loss                                                                       $  (214,511)      $   (15,204)       $  (238,782)
================================================================================================================================

Basic and Diluted Loss Per Share                                               $     (0.07)      $     (0.00)
==============================================================================================================

Weighted Average Common
Shares Outstanding                                                               3,300,000         3,300,000
==============================================================================================================


                    The accompanying notes are an integral part of these financial statements.

                                                       F-3

BEKEM METALS, INC.
(formerly EMPS Research Corporation)
(A Development Stage Company)
STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY)
FROM INCEPTION (JANUARY 31, 2001) TO DECEMBER 31, 2OO4

                                                                                           Deficit
                                                                                         Accumulated         Total
                                                    Common Stock          Additional     During the      Shareholders'
                                              -------------------------     Paid-in      Development         Equity
                                               Shares          Amount       Capital         Stage         (Deficiency)
----------------------------------------------------------------------------------------------------------------------
Balance, January 31, 2001 (date of inception)          -      $     -     $        -      $        -       $        -

Shares issued to EMPS Corp. in
  exchange for patents and other
  consideration, February 14, 2001             3,000,000        1,000          4,000               -            5,000

Capital contributed by former parent
  company upon forgiveness of debt,
  September 30, 2002                                   -            -          2,145               -            2,145

Shares issued for cash consideration
  at $0.10 per share, December 31, 2002          300,000          300         29,700               -           30,000

Net loss for the year ended
  December 31, 2002                                    -            -              -          (9,067)          (9,067)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                     3,300,000        3,300         33,845          (9,067)          28,078
======================================================================================================================

Net loss for the year ended
  December 31, 2003                                    -            -              -         (15,204)         (15,204)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                     3,300,000        3,300         33,845         (24,271)          12,874
======================================================================================================================

Options granted to non-employees for
  services valued at $0.10 per share,
  February 16, 2004                                    -            -        190,658               -          190,658

Net loss for the year ended
  December 31, 2004                                    -            -              -        (214,511)        (214,511)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                     3,300,000      $ 3,300     $  224,503      $ (238,782)      $  (10,979)
======================================================================================================================


                    The accompanying notes are an integral part of these financial statements.

                                                         F-4

BEKEM METALS, INC.
(formerly EMPS Research Corporation)
(A Development Stage Company)
STATEMENT OF CASH FLOWS

                                                                                                             For the
                                                                                                          Cumulative
                                                                                                         Period From
                                                                                                         January 31,
                                                                                                       2001 (Date of
                                                                                                          Inception)
                                                                                                             through
                                                                                                        December 31,
For the years ended December 31,                                              2004            2003              2004
---------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
Cash from grant                                                         $        -      $        -        $  151,312
Cash paid for grant expenses                                                (5,122)         (2,042)         (147,244)
Cash paid for interest                                                           -               -               (42)
Cash paid for non grant expense                                            (14,568)         (9,864)          (33,285)
=====================================================================================================================

Cash Used in Operating Activities                                          (19,690)        (11,906)          (29,259)
---------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities
Proceeds from sale of common stock                                               -               -            32,100
---------------------------------------------------------------------------------------------------------------------

Cash Provided by Financing Activities                                            -               -            32,100
---------------------------------------------------------------------------------------------------------------------

Net Change in Cash                                                         (19,690)        (11,906)            2,841

Cash at the Beginning of the Period                                         22,531          34,437                 -
---------------------------------------------------------------------------------------------------------------------

Cash at the End of the Period                                           $    2,841      $   22,531        $    2,841
=====================================================================================================================
Reconciliation of Net Loss to Cash
 Used in Operating Activities

Net Loss                                                                $ (214,511)     $  (15,204)       $ (238,782)
Adjustments to reconcile net loss to
 cash used in operating activities
          Options granted for services                                     190,658               -           190,658
          Amortization of patent costs                                         206             205               796
          Organization costs paid by issuance of common stock                    -               -               264
  Impairment of patent                                                           -               -             2,145
          Change in assets and liabilities:
            Prepaid assets                                                       -           3,441                 -
            Accounts payable                                                10,579           1,694            12,992
            Franchise tax payable                                                -               -               100
            Deferred revenue                                                (6,622)         (2,042)            2,568
---------------------------------------------------------------------------------------------------------------------

Net Cash Used In Operating Activities                                   $  (19,690)     $  (11,906)       $  (29,259)
=====================================================================================================================

Supplemental disclosure of noncash investing and financing activities
Common stock issued for assignment of patents from former Parent        $        -      $        -        $    2,636
=====================================================================================================================

                    The accompanying notes are an integral part of these financial statements.

                                                     F-5

                               BEKEM METALS, INC.
                      (formerly EMPS Research Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Bekem Metals, Inc. (The Company) was organized as EMPS Research Corporation under the laws of the State of Utah on January 31, 2001 and elected a fiscal year end of December 31st. EMPS Corporation, the Company's former parent, formed the Company by contributing cash and patented technology in exchange for all of the issued and outstanding shares of EMPS Research Corporation. The Company was formed to further develop and market patented technology for commercially separating nonmagnetic particulate material from other materials without heat or water. The Company has three patents having to do with its business purpose but has not commenced planned principal operations and is considered a development stage company. On January 28, 2005 the Company acquired Condessa Pacific S.A. by issuing stock in a reverse merger transaction resulting in a change of control and a change in the reporting entity, as more fully described in Note 9 - Subsequent Events. On February 9, 2005 the Company changed its name to Bekem Metals, Inc.

Basis of Presentation - The accompanying financial statements include the accounts of EMPS Research Corporation since its inception and are not presented on a consolidated basis with its former Parent, EMPS Corporation. EMPS Research Corporation was spun-off from EMPS Corporation effective May 23, 2003. The 3,000,000 shares of the Company owned by EMPS Corporation were distributed to shareholders of EMPS Corporation and from that date the Company was no longer a subsidiary of EMPS Corporation.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization of Patent Rights - The Company is amortizing its cost associated with the acquisition of its patents over a period of 12.8 years, the legally remaining protected lives of the patents, using the straight-line method. The patents are reviewed for impairment annually. Impairment would be recognized if the carrying amount is not recoverable and the carrying amount exceeds the fair value of the intangible asset. At December 31, 2004 and 2003, the Company patents have a carrying value of $1,840, and $2,046 respectively.

Grant revenue recognition - The Company's Department of Energy (DOE) grant is funded on a cost reimbursement basis and payments received from the grant are treated as earned and recognized as revenue at the time expenditures reimbursable under the grant are incurred. The grant has provisions for advance payments. Grant receivables represent the amount by which expenditures exceed amounts received from the DOE under the grant; deferred revenues represent payments received from the DOE which exceed costs expended under the grant.

Income Taxes - Due to losses at December 31, 2004 and 2003 and since inception, the Company has no provisions for income taxes. Deferred income tax results from timing differences in recognition of income and expense for financial accounting and tax reporting purposes. Timing differences arise from organization costs recognized currently for financial statement purposes as compared to amortization over 60 months for tax purposes and operating loss carry forwards.

                               BEKEM METALS, INC.
                      (formerly EMPS Research Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003



Share-Based Compensation - The Company adopted a share-based compensation plan on March 12, 2003. The Company accounts for employee options using the intrinsic value method in accordance with APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. The Company accounts for options granted to non-employees at their fair value in accordance with FAS 123, Accounting for Stock-Based Compensation. Under FAS No. 123, stock-based compensation is determined as the fair value of the equity instruments issued. The measurement date for these issuances is the earlier of the date at which a commitment for performance by the recipient to earn the equity instruments is reached or the date at which the recipient's performance is complete. Share-based compensation to non-employees totaled $190,658 for the year ended December 31, 2004, and $-0- for 2003.

Net Loss Per Share - The computation of net loss per common share is based on the weighted-average number of shares outstanding during the periods presented. As of December 31, 2004 there were outstanding stock equivalents to purchase 2,000,000 shares of common stock that were not included in the computation of diluted loss per share as their effect would have been anti-dilutive, thereby decreasing the net loss per common share.

Recent Accounting Pronouncements - In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment ("Statement 123(R)"). Statement 123(R) revises Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123(R) requires the recognition of the cost of employee services received in exchange for stock options and awards of equity instruments based on the grant-date fair value of such options and awards, over the period they vest. Under the modified-prospective basis alternative, which has been selected by the Company to adopt Statement 123(R), the Company is required to adopt Statement 123(R) on January 1, 2006 and the Company will the recognize employee compensation from stock options and awards equal to their unamortized grant-date fair value over their remaining vesting period. As of December 31, 2004, no employee options have been granted under the Company's Plan. Accordingly, the effect of adopting Statement 123(R) on options outstanding at December 31, 2004 will not result in the recognition of additional after-tax compensation during the year ending December 31, 2006.

NOTE 2 - COMMON SHARES

EMPS Corporation formed the Company as a wholly owned Subsidiary by contributing $2,100 cash, paying $264 in expenses on behalf of the Company, and by assigning three patents it owned to the Company. As consideration, the Company issued 3,000,000 shares of its common stock to EMPS Corporation, representing all of the issued and outstanding common shares of the Company at the formation date. The patents assigned to the Company were valued at their historical cost to EMPS Corporation of $2,636.

On December 31, 2002, the Company issued 300,000 common shares for $30,000. or $0.10 per share to Techgrand Company Ltd., a Hong Kong limited company, which also owns shares of the common stock of the Company's former Parent.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company has no employees. Officers and directors have provided a small amount of services since inception; however no compensation has been paid or accrued due to the nominal value of such services. During the first six months of 2001, compensation of $20,000 was paid to the Company's DOE grant project manager, related by virtue of his ability to enter into business transactions with the Company not at arms length.

The Company is receiving free office space through a related party. The value of the free rent to date has been of nominal value.

                               BEKEM METALS, INC.
                      (formerly EMPS Research Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


On February 16, 2004 the Company issued options for one million common shares to current shareholders for services provided to the Company more fully described in Note 7.

The Company decided to abandon its continuation-in-part (CIP) patent application during the quarter ended September 30, 2002. At December 31, 2001, the costs associated with this application were recorded as deferred patent costs. At the time of the abandonment, the costs for the CIP patent application had no future value and the $2,145 carrying amount of the deferred patent costs were charged to operations. The deferred patent costs had been paid on behalf of the Company by its Parent. At the time of abandonment, the Parent forgave the debt advanced and the Company recorded a $2,145 capital contribution.

NOTE 4 - INCOME TAXES

The Company has paid no federal or state income taxes since its incorporation. As of December 31, 2004, the Company had net operating loss carry forwards for federal income tax reporting purposes of $86,311 which, if unused, will expire between 2022 and 2023. The tax effect of the operating loss carry forwards at December 31, 2004 and 2003 is as follows:

         December 31,                               2004                 2003
         ---------------------------------------------------------------------
         Operating loss carry forward          $  89,053            $   9,040
         Valuation allowance                     (89,053)              (9,040)
         ---------------------------------------------------------------------

         Total Deferred Tax Asset              $       -            $       -
         =====================================================================


The following is a reconciliation of the income taxes computed using the federal statutory rate to the provision for income taxes:


         For the years ended December 31,             2004               2003
         ---------------------------------------------------------------------
         Tax at federal statutory rate (34%)     $ (72,934)         $  (5,169)
         State tax benefit                          (7,079)              (502)
         Change in valuation allowance              80,013              5,671
         ---------------------------------------------------------------------

         Provision for Income Taxes              $       -          $       -
         =====================================================================


NOTE 5 - DEPARTMENT OF ENERGY AWARD

The Department of Energy (DOE), through its Office of Industrial Technologies
(OIT) 2000 Inventions and Innovation (I&I) Program, awarded a $199,000 grant to the Company during 2001 for the Company's project entitled "Development of a High-Frequency Eddy-Current Separator".

The grant is a DOE small business grant and thus the Company has no financial obligation to DOE under the award. The Company is not required to compensate DOE upon successful (or unsuccessful) commercialization of a prototype (such as for royalties or commissions). Prior to entering into the award the Company had the option to identify technical data that was proprietary and to elect to retain title to this proprietary data. In so doing, the unlimited right to such technical data by DOE was voided per DOE regulations. In accordance with DOE regulations, a small business concern has a "subject invention" related to work done under the award, it can obtain unlimited rights to the technical data for the "subject invention", and has license to use the invention only for government use and not commercial use. Even so, if proper application and

                               BEKEM METALS, INC.
                      (formerly EMPS Research Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


reporting is done for the "subject invention" the small business concern can retain title to the "subject invention" and the above rights to DOE to use the invention or technical data is voided. Management intends to perform the proper reporting and application process to retain title to any "subject invention" that may arise, if any, during the course of the award.

The original project period was from February 1, 2001 to January 31, 2003 but has been extended to June 30, 2005. Research assistance conducted under the grant has been subcontracted to two entities. During the years ended December 31, 2004 and 2003 the Company incurred grant expenses in the amount of $6,622 and $2,042, respectively. Total grant expense from inception through December 31, 2004 is $148,744.

NOTE 6 - PATENTS

The Company received three patents by assignment from it parent at formation. The three patents related to the Company's particle separation technology and were valued at their historical cost to its parent of $2,636. Amortization expense is being recognized on a straight-line basis through 2013. Amortization expense for the years ending December 31, 2004 and 2003 was $206 and $205. The parents are currently carried at a value of $1,840, net of accumulated amortization expense of $796. The amortization expense for each of the next five years is anticipated to be $205 per year.

NOTE 7 - STOCK OPTION PLAN

On March 12, 2003, the Board of Directors approved the EMPS Research Corporation 2003 Stock Option Plan (the "Plan"), which allows for the grant of up to 5,000,000 incentive stock options or nonqualified stock options. The exercise price of the incentive stock options granted under the Plan will be determined by the Stock Option Committee of the Board of Directors at the time of grant and may not be less than 100% of the fair value of the stock. The exercise price of an incentive stock option granted to a 10% shareholder shall not be less than 110% of the fair value of the stock. Expiration and vesting terms of options will be determined at the time of the grant.

On February 16, 2004, the Company issued two non-qualified options to purchase an aggregate of 2,000,000 common shares at an exercise price of $0.10 per share. The options, which expire on February 16, 2009, were issued to an outside consultant and to a current shareholder. The exercise price was determined by the board of directors and was equal to the cash price of the Company's most recent sale of common shares and the value for which the Company agreed to sell shares to Techgrand in the private placement equity agreement described below. The option had a fair value on the award date of $190,658 and the Company recognized a charge to operations on that date of $190,658. The options were valued on the grant date using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 3.02%; expected dividend yield of 0.0%; expected life of 5 years and estimated volatility of 175%.

NOTE 8 - PRIVATE EQUITY CREDIT AGREEMENT

On November 12, 2003, the Company entered into a Private Equity Credit Agreement with Techgrand Company Limited, a Hong Kong limited company ("Techgrand"), a current shareholder. Techgrand has agreed to provide the Company an equity credit line of up to $470,000. Pursuant to the Agreement, the Company can require Techgrand to purchase restricted common shares of the Company in increments of $75,000 to $100,000, up to a total of $470,000 worth of restricted Company common stock at the greater of $0.10 per share or 85% of the prevailing market price as defined in the Agreement. The Company intends to use these funds for operational expenses and to further its business activities. No funds have been advanced and no shares of the Company's common stock have been issued under this Agreement.

                               BEKEM METALS, INC.
                      (formerly EMPS Research Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 9 - SUBSEQUENT EVENT

On December 3, 2004 the Company entered into a Plan and Agreement of Reorganization with Condesa Pacific S.A., a British Virgin Islands international business company and on January 28, 2005, the Company completed the closing of the Agreement. The Company acquired 100% of the outstanding capital stock of Condesa Pacific, S.A. (Condesa) in exchange for the issuance of 35,000,000 common shares of the Company. As a result of the issuance, the shareholders of Condesa now own approximately 90% of the outstanding common stock of the Company. The consideration exchanged in connection with this transaction was determined through negotiation by the parties. The transaction resulted in a change of control of the Company and a change in the reporting entity.

Condesa is a British Virgin Islands international business company whose primary asset is an exploration and production contract held by its wholly-owned subsidiary Kaznickel, LLP. The exploration and production contract, which was issued by the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan, grants Kaznickel the exclusive right to explore for and produce nickel, cobalt, and other minerals in the 616 hectare (1,522 acre) Gornostayevskoye field located in the East Beskaragaiskiy region of Kazakhstan in the Republic of Kazakhstan. The Company intends to pursue the exploration and development of the Gornostayevskoye field.

None of the Condesa shareholders were shareholders of the Company immediately prior to the completion of the closing of the Agreement. None of the Company's executive officers or directors has changed as a result of this transaction and no change in the executive officers or directors of the Company is required under the terms of the Agreement.

On February 9, 2005, the Company's Board of Directors approved, and holders of a majority of the outstanding shares of the Company approved and ratified a change in the Company's name from EMPS Research Corporation to Bekem Metals, Inc., and on March 16, 2005 the Company filed an amendment to its Articles of Incorporation changing its name to Bekem Metals, Inc. The Company changed its name to better reflect its efforts to explore and develop the Gornostayevskoye mineral field in East Kazakhstan.

                                               BEKEM METALS, INC. AND SUBSIDIARIES
                                                 (An Exploration Stage Company)
                                             CONSOLIDATED BALANCE SHEETS (UNAUDITED)



                                                                                           March 31,        December 31,
                                                                                                2005                2004
-------------------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
Cash                                                                                     $    19,492         $     4,190
Related party receivable                                                                       1,042                   -
Prepaid expenses                                                                              10,070              21,337
Inventory                                                                                      4,252                   -
Other current assets                                                                          13,653                   -
-------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                          48,509              25,527
-------------------------------------------------------------------------------------------------------------------------

Property, plant and equipment (net of accumulated depreciation of $3,341)                     44,040              45,044
Long term deferred expenses                                                                   17,341              15,117
Intangible assets (net of accumulated amortization of $847)                                    1,789                   -
Mineral property rights (net of depletion on asset retirement obligation of $12,026)       1,176,114           1,182,007
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                             $ 1,287,793         $ 1,267,695
=========================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts payable                                                                         $   156,985         $    85,384
Accrued liabilities                                                                           53,700              26,959
Deferred revenue                                                                               1,716                   -
Short term loan due to a related party                                                       211,491              92,308
-------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                    423,892             204,651
Asset Retirement Obligation                                                                  686,267             675,460
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                          1,110,159             880,111
-------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity
Common stock; $0.001 par value, 50,000,000 shares
authorized, 38,300,000  and 35,000,000 shares outstanding                                     38,300              35,000
Additional paid-in capital                                                                   704,450             719,456
Deficit accumulated during the development stage                                            (565,116)           (366,872)
-------------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                                   177,634             387,584
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity                                               $ 1,287,793         $ 1,267,695
=========================================================================================================================



                          The accompanying notes are an integral part of these financial statements.

                                                           F-11

                                               BEKEM METALS, INC. AND SUBSIDIARIES
                                                 (An Exploration Stage Company)
                                        CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                                                  For the Period from
                                                                                                       March 5, 2004
                                                                                                   (Date of Inception)
                                                                                                           Through
For the Three Months Ended March 31,                       2005                   2004                  March 31, 2005
---------------------------------------------------------------------------------------------------------------------
Revenue                                                $        -             $        -                  $        -
---------------------------------------------------------------------------------------------------------------------

Operational Expenses
Exploratory costs                                         105,807                      -                     376,906
General and administrative expenses                        93,005                  4,456                     192,514
---------------------------------------------------------------------------------------------------------------------

Total Expenses                                            198,812                  4,456                     569,420
---------------------------------------------------------------------------------------------------------------------

Loss From Operations                                     (198,812)                (4,456)                   (569,420)

Other Income (Expense)
Grant revenue                                                 850                      -                         850
Grant expense                                                (850)                     -                        (850)
Exchange rate gain                                            568                      -                       4,304
---------------------------------------------------------------------------------------------------------------------

Net Loss                                               $ (198,244)            $   (4,456)                 $ (565,116)
---------------------------------------------------------------------------------------------------------------------

Basic and Diluted Loss per Common Share                $    (0.01)            $    (0.00)
-----------------------------------------------------------------------------------------

Weighted-Average Shares used in
Basic and Diluted Loss per Common Share                38,300,000             14,000,000
-----------------------------------------------------------------------------------------

                  The accompanying notes are an integral part of these financial statements.

                                                     F-12

                                               BEKEM METALS, INC. AND SUBSIDIARIES
                                                 (An Exploration Stage Company)
                         CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY FOR THE PERIOD FROM MARCH 5, 2004
                                     (DATE OF INCEPTION) THROUGH MARCH 31, 2005 (UNAUDITED)


                                                                                                    Deficit
                                                   Common Shares                                 Accumulated            Total
                                         -------------------------------       Additional         During the        Shareholders'
                                                Shares         Amount       Paid-in Capital    Development Stage        Equity
----------------------------------------------------------------------------------------------------------------------------------
Balance - March 5, 2004
(Date of inception)                                            $      -        $       -           $        -           $       -
Shares issued for cash, August 12, 2004       14,000,000         14,000          290,456                    -             304,456
Shares exchanged for 60% interest                                                                                               -
in Kaznickel, November 19, 2004               21,000,000         21,000          429,000                    -             450,000
Net loss for period                                                   -                -             (366,872)           (366,872)
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                    35,000,000         35,000          719,456             (366,872)            387,584

Shares issued in acquisition of Bekem
Metals, January 28, 2005                       3,300,000          3,300          (15,006)                   -             (11,706)
Net loss for period                                                                                  (198,244)           (198,244)
----------------------------------------------------------------------------------------------------------------------------------
Balance, March 31, 2005                       38,300,000       $ 38,300        $ 704,450           $ (565,116)          $ 177,634
==================================================================================================================================


                       The accompanying notes are an integral part of these financial statements.

                                                        F-13

                                               BEKEM METALS, INC. AND SUBSIDIARIES
                                                 (An Exploration Stage Company)
                                        CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)



                                                                                                                For the Period from
                                                                                                                   March 5, 2004
                                                                                                                (Date of Inception)
                                                                                                                       Through
For the Three Months Ended March 31,                                  2005                    2004                  March 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
Net loss                                                           $(198,244)              $  (4,456)                  $ (565,116)
Adjustments to reconcile net loss to
  net cash provided by operating activities:
    Depreciation and amortization                                      2,026                       -                        3,424
    Depreciation and accretion expense on
      asset retirement obligation                                     17,025                       -                       33,094
    Foreign currency exchange gain                                    (7,334)                      -                       (3,598)
    Change in operating assets and liabilities:
      Inventory                                                       (4,328)                      -                       (4,328)
      Prepaid expenses and other current assets                       (5,417)                      -                       74,421
      Accounts payable and accrued liabilities                        89,169                   4,456                      170,626
      Deferred grant revenue                                            (849)                      -                         (849)
----------------------------------------------------------------------------------------------------------------------------------
Net Cash Used in Operating Activities                               (107,952)                      -                     (292,326)
----------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities
Purchase of property and equipment                                    (1,152)                      -                      (25,793)
Purchase of Kaznickel and Bekem
  Metals, Inc., net of cash acquired                                   2,648                       -                     (176,293)
Increase in receivable from related parties                           (1,061)                      -                       (1,061)
----------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Investing Activities                      435                       -                     (203,147)
----------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities
Proceeds from short-term note payable                                102,101                       -                      193,505
Proceeds from accrued liabilities to related parties                  20,958                       -                       20,958
Proceeds from issuance of common stock                                     -                       -                      304,456
----------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                            123,059                       -                      518,919
----------------------------------------------------------------------------------------------------------------------------------
Effect of Exchange Rate Changes on Cash                                 (240)                      -                       (3,954)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                  15,302                       -                       19,492
Cash at Beginning of Period                                            4,190                       -                            -
----------------------------------------------------------------------------------------------------------------------------------
Cash at End of Period                                              $  19,492               $       -                  $    19,492
==================================================================================================================================

Supplemental Cash Flow Information
----------------------------------------------------------------------------------------------------------------------------------
Non Cash Investing and Financing Activities:
  Fair value of assets acquired                                    $   4,471               $       -                  $ 1,445,858
  Cash paid for equity interests                                           -                       -                     (300,000)
  Fair value of shares issued for acquisitions                       (11,706)                      -                     (461,706)
----------------------------------------------------------------------------------------------------------------------------------
Liabilities Assumed                                                $  16,177               $       -                  $   684,152
==================================================================================================================================


                            The accompanying notes are an integral part of these financial statements.

                                                               F-14

                       BEKEM METALS, INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005


NOTE 1 - BASIS OF PRESENTATION, NATURE OF BUSINESS, AND SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Information -- The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments and reclassifications considered necessary for a fair and comparable presentation have been included and are of a normal recurring nature. Operating results for the three-month period ended March 31, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.

Nature of Business -- Bekem Metals, Inc. is engaged through its wholly owned subsidiary, Kaznickel LLP, (collectively, the "Company") in the acquisition and exploration of mineral resource properties, specifically the Gornostayevskoye ("Gornostai") nickel and cobalt deposit (the "Deposit") located in the East Kazakhstan Oblast of the Republic of Kazakhstan. Kaznickel acquired the rights to explore and develop the Gornostai Deposit on April 22, 2004 and is active in exploration of the Mineral Property. The Company acquired Kaznickel on September 22, 2004 in a purchase business combination as further described in Note 2.

Bekem Metals, Inc. was formerly named EMPS Research Corporation. The name change was effected March 16, 2005.

Basis of Presentation and Principles of Consolidation - The consolidated financial statements of the Company include the accounts of Condesa Pacific S.A. since its inception and Kaznickel LLP ("Kaznickel"), a Kazakh partnership, since the date of its acquisition by Condesa, and the accounts of Bekem Metals, Inc. since its acquisition by Condesa. Condesa was incorporated under the laws of the British Virgin Islands on March 5, 2004. Condesa acquired Bekem Metals, Inc. in a reverse acquisition, on January 28, 2005 as further described in Note 3. Intercompany transactions are eliminated upon consolidation.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the Unites States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Business Condition - The Company has no proven mineral reserves and has not yet entered the development stage with respect to its mineral interests, and has no production. There has been no revenue from operations, and it has incurred a net loss of $565,116 since inception, including $198,244 for the quarter ended March 31, 2005. In addition, current liabilities exceeded current assets by $375,383 and $179,124 at March 31, 2005 and December 31, 2004, respectively. Management expects to generate sufficient cash to fund its current activities by issuing equity securities and receiving financial assistance, if needed, from its shareholders. There is no assurance, however, that funds can be raised or that the shareholders will have the ability to provide financial assistance to the Company. These matters raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                       BEKEM METALS, INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005


Exploration Stage Company - The Company is considered to be in the exploration stage. Since its inception March 5, 2004, the Company has devoted substantially all of its efforts in raising capital and acquiring Kaznickel, and then exploring for mineral property under its exploration contract. The mineral property has not reached a development or production stage and accordingly, no revenues from production of the property have been recorded. The Company is considered to be in the development stage for financial reporting purposes. A separate disclosure of additional information including presentation of cumulative amounts of revenues and expenses and cash flows from inception, and deficits accumulated during the development stage are required under FAS 7, "Accounting and Reporting by Development Stage Enterprises."

Currency Translation - The consolidated financial statements are presented in U.S. dollars, the functional currency of the Company's subsidiary operating in Kazakhstan. Non-monetary assets and liabilities of Kaznickel are translated into U.S. dollars using historical exchange rates and monetary assets and liabilities are translated into U.S. dollars using exchange rates on the date of the financial statements. Results of operations are translated at the average exchange rates during the reporting period. Exchange gains and losses resulting from financial statement translation and from holding foreign currencies are included in the results of operations.

Prepaid Expenses -- Prepaid expenses relate to office rent, subscriptions, and insurance. Prepaid expenses are charged to operations in the period the related service or work is performed.

Mineral Property Rights -- Mineral property acquisition costs, site restoration costs and development costs on mineral properties with proven and probable reserves are capitalized and will be depleted using the units-of-production method over the estimated life of the reserves. If there are insufficient reserves to use as a basis for depleting such costs, they are written off as a mineral property or mineral interest impairment in the period in which the determination is made. Site restoration costs are depleted over the term of their expected life. Interest costs are capitalized on mineral properties and mineral interests in development. The development potential of mining properties is established by the existence of proven and probable reserves, reasonable assurance that the property can be permitted as an operating mine and evidence that there are no metallurgical or other impediments to the production of saleable metals.

Exploration costs incurred on mineral interests, other than acquisition costs, prior to the establishment of proven and probable reserves are charged to operations as incurred. Development costs incurred on mineral interests with proven and probable reserves will be capitalized as mineral properties. The Company regularly performs evaluations of its investment in mineral interests to assess the recocverability and / or the residual value of its investments in these assets. All mineral interests and mineral properties are reviewed for impairment whenever events or circumstances change which indicate the carrying amount of an asset may not be recoverable, utilizing established guidelines based upon undiscounted future net cash flows from the asset or upon the determination that certain exploration properties do not have sufficient potential for economic mineralization.

Management's estimates of mineral prices, recoverable probable reserves, and operating, capital and reclamation costs, when available, are subject to certain risks and uncertainties which may affect the recoverability of mineral property costs. Although management has made its best estimate of these factors, it is possible that changes could occur in the near term, which could adversely affect the future net cash flows to be generated from the properties.

                       BEKEM METALS, INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005


Property, and Equipment - Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the following estimated useful lives of the assets:

         Buildings and constructions               12.5 years
         Machinery and equipment                      7 years
         Vehicles                                    10 years
         Other fixed assets                      3 - 10 years
         -----------------------------------------------------

Revenue Recognition - Revenues, which will arise from the sale of cobalt and nickel ore or processed cobalt and nickel will be recorded when persuasive evidence of an arrangement exists, title to product transfers to the customer, and collectibility is reasonably assured. Produced, but unsold minerals or ore will be recorded as inventory until sold.

Financial Instruments - The nature of the Company's operation exposes the Company to fluctuations in commodity prices, foreign currency exchange risk and credit risk. The Company recognizes these risks and manages its operation in a manner such that exposure to these risks is minimized to the extent practical. The Company is not exposed to fluctuations in interest rates because its loans are interest free, as a general requirement under Kazakh law for non-financial institutions.

Income taxes - Income taxes are calculated using the liability method of tax accounting. Under this method, future income tax assets and liabilities are computed based on temporary differences between the tax basis and carrying amount on the balance sheet for assets and liabilities. Future income tax assets and liabilities are calculated using tax rates anticipated to apply in the periods that the temporary differences are expected to reverse.

NOTE 2 - ACQUISITION OF KAZNICKEL LLP

On July 9, 2004 Condesa entered into an investment agreement under which Condesa provided a $300,000 convertible loan to Kaznickel LLP, which was immediately converted into a new 40 percent equity interest in Kaznickel. On September 22, 2004, Brisa Equities, a British Virgin Islands holding company, acquired a controlling interest in Kaznickel by purchasing 60 percent of the founding partners' 60 percent interests. As consideration for the purchase, the original partners' obtained a commitment from Brisa to facilitate a reverse merger with a U.S. public company, and a commitment to obtain funding enabling Kaznickel to further develop its mineral property rights. The value of the commitment was estimated to be $450,000 based on the percent of Kaznickel obtained for the cash investment of $300,000 previously. On November 19, 2004, Brisa and the remaining Kaznickel partners exchanged their 60% interest in Kaznickel for a new 60% interest in Condesa, thereby making Kaznickel a wholly-owned subsidiary of Condesa. The acquisition of a controlling interest in Kaznickel by Brisa and Condesa was considered the purchase of Kaznickel with a measurement date of September 22, 2004, the date Brisa and Condesa obtained control from the original Kaznickel partners.

Condesa accounted for the acquisition of Kaznickel as a purchase business combination with a purchase price of $750,000. The purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values. Negative goodwill was not recognized in connection with the acquisition of Kaznickel. Instead, the excess of the fair value of the net assets over the purchase price was allocated as a pro rata reduction of the amounts that otherwise would have been assigned to the long-term assets. The Company is in the process of obtaining an independent valuation of the net assets acquired.

                       BEKEM METALS, INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005


Accordingly the allocation of the purchase price is subject to refinement. At September 22, 2004, the purchase price was allocated to the assets acquired and the liabilities assumed as follows:

         ----------------------------------------------------------------
         Current assets                                        $ 231,674
         Mineral property rights                                 713,204
         Asset retirement costs of the mineral rights            474,937
         Property and equipment                                   21,572
         ----------------------------------------------------------------
              Total assets acquired                            1,441,387
         ----------------------------------------------------------------
         Current liabilities                                     (25,468)
         Asset retirement obligation                            (665,919)
         ----------------------------------------------------------------
              Total liabilities assumed                         (691,387)
         ----------------------------------------------------------------
         Net Assets Acquired                                   $ 750,000
         ================================================================

Intangible assets acquired include the mineral property rights, which are capitalized until the production phase begins, subject to impairment considerations. Other intangible assets include the asset retirement costs of the mineral rights which has a 20-year estimated life and is subject to amortization at a planned rate of $24,291 per year, and the asset retirement obligation is accreted over its 20-year life with a current estimated expense of $43,274 per year.

NOTE 3 - PLAN AND AGREEMENT OF REORGANIZATION WITH CONDESA

On January 28, 2005 Bekem Metals, Inc. (formerly EMPS Research, Inc.), ("Bekem") completed a Plan and Agreement of Reorganization with Condesa. Bekem acquired 100% of the outstanding capital stock of Condesa in exchange for the issuance of 35,000,000 common shares. As a result of the issuance, the shareholders of Condesa owned 91% of the outstanding common stock of Bekem. The transaction resulted in a change of control of Bekem and a change in the reporting entity to Condesa.

Bekem had 3,300,000 shares of common stock outstanding prior to the transaction that remained outstanding. For financial reporting purposes, Condesa was considered to have been the acquirer. The acquisition was recognized as a forward stock split of Condesa's 50,000 shares of capital stock outstanding prior to the reorganization for 35,000,000 common shares, or a 700-for-1 stock split. These financial statements continue to present its assets and liabilities at their historical cost and the effect of the stock split is reflected retroactively since the inception of Condesa. The assets of Bekem were considered to have been acquired by Condesa in exchange for the assumption of Bekem's liabilities and the issuance of 3,300,000 common shares. The assets consisted of cash of $2,648 and intangible assets of $ 1,823 (net of accumulated amortization of $ 813).

NOTE 4 - MINERAL PROPERTY RIGHTS

Kaznickel acquired its interest in the Contract on Exploration and Development of Gornostai Cobalt and Nickel Deposit (the "Contract") issued by the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (the "Ministry") dated February 26, 2004. By virtue of the Contract, Kaznickel acquired the right to exploit the mineral property including the right to explore, develop and produce the cobalt and nickel mineral resources on the Deposit through February 26, 2026. The Company has the right to re-negotiate the contract at that time for an additional 30 years. The government of Kazakhstan retains the title to the property; accordingly, the Company's mineral interest is considered to be an intangible asset. As more fully described in Note 2, the Company capitalized the

                       BEKEM METALS, INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005


acquisition costs of its mineral interest upon the purchase business combination with Kaznickel. The allocated purchase price included a capitalized amount of an acquired asset retirement obligation. While the property is not in production, the asset retirement cost is depleted over the life of the contract from the date of acquisition. Capitalized costs and related accumulated amortization at March 31, 2005 is as follows:

                                   Mineral Property     Depletion of Asset       Net Mineral
                                       Rights            Retirement Cost        Property Rights
------------------------------------------------------------------------------------------------
Cost as of September 22, 2004       $         -            $      -            $         -
Acquisitions:
   Mineral property                     713,204                                    713,204
   Asset retirement obligation          474,936              12,026                462,910
------------------------------------------------------------------------------------------------
Net Carrying Value                  $ 1,188,140            $ 12,026            $ 1,176,114
================================================================================================

The Contract provides the Company certain rights and also imposes certain obligations and commitments. The rights include exploration through February 2006, and development and production of minerals through February 26, 2026. The Company may transfer its right to third parties in accordance with Kazakh laws and regulations and has a right to renegotiate an extension of the Contract. Significant rights and obligations and commitments of the Contract include monetary commitments for exploration of $200,000 in 2005 and 2006, and expenditures to support social projects amounting to $300,000 during the production stage. In addition, the Company was required to pay a fee of $2,000 upon award of the Contract, and a fee for the use of Kazakh owned technical data of $835,759 of which $4,179 was paid on award of the Contract and $831,580 will be due upon a finding of commercial deposits. Royalties of 0.5% of ores extracted and sold will be required. The Contract subjects the Company to pay regular income tax of 30 percent and requires an excess profits tax of 15 to 60 percent if its net profits exceed 20 percent of gross profit. Obligations also include the establishment and funding of a reclamation fund that includes the cost of removing buildings and equipment used in the Deposit area. The Company is also required to comply with Kazakh environmental laws and regulations.

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

The Company's property, plant and equipment consist of the following:

                                                March 31,          December 31,
                                                  2005                2004
--------------------------------------------------------------------------------
Equipment                                       $ 47,381           $ 46,456
Less: Accumulated Depreciaiton                    (3,341)            (1,412)
--------------------------------------------------------------------------------
Net Property and Equipment                      $ 44,040           $ 45,044
================================================================================

NOTE 6 - LONG TERM DEFERRED EXPENSES

The Company completed a remodel of its Semipalatinsk, Kazakhstan offices, which costs are applied against monthly office rent charges through May 1, 2007. The current portion of long term deferred expenses is included in other current assets.

NOTE 7 - INCOME TAXES

In accordance with the laws and regulations of the Republic of Kazakhstan income taxes are calculated at the statutory rate of 30 percent. Net operating losses for development companies in the exploration and development may be carried forward for the 7 subsequent years from the date the losses are incurred. Therefore, the Company has deferred tax assets due to the savings of income tax in future periods. However, the Company assessed the recoverability of these deferred tax assets and created a provision against them until it has more evidence of its recoverability in the future periods.

Deferred tax assets and liabilities were as follows:

                                            March 31,           December 31,
                                               2005                 2004
         ------------------------------------------------------------------

         Tax loss carryforward              $ 163,944            $ 106,710
         Property and equipment                (4,054)              (4,457)
         Asset retirement obligation          202,638              202,638
         Valuation allowance                 (362,528)            (304,891)
         ------------------------------------------------------------------

         Total deferred tax assets          $       -            $       -
         ==================================================================


The following is a reconciliation of the amount of tax that would result from applying the federal rate to pretax income with the provision for income taxes at March 31, 2005:

                                                           For the Three
                                                            Months Ended
                                                           March 31, 2005
         -----------------------------------------------------------------

         Tax at US Federal statutory rate (34%)              $ (67,403)
         Non-deductible expenses                                 1,836
         Deferred tax asset valuation change                    57,637
         Effect of lower foreign tax rates                       7,930
         -----------------------------------------------------------------

         Income tax provision                                $       -
         =================================================================


NOTE 8 - RELATED PARTY TRANSACTIONS

On December 2, 2004 the Company borrowed $92,308 from CJSC Kazmorgeophysica, a Kazakh company related by virtue of several common shareholders. The short-term loan is denominated in Kazakh Tenge, interest free and was due on its original terms by December 31, 2004. During March 2005 the Company borrowed an additional $99,798 from CJSC Kazmorgeophysica, as a Kazakh Tenge denominated, interest-free, due on demand note. In addition, during the quarter ended March 31, 2005, the Company received advances in the amount of $26,883 from certain owners, which are short-term in nature and payable upon demand. Because the notes are denominated in Tenge, the balance reported on the financial statements fluctuates based upon ending exchange rates.

NOTE 9 - ASSET RETIREMENT OBLIGATION

Upon purchase of Kaznickel, the Company recorded the effects of an asset retirement obligation in accordance with SFAS No. 143, "Accounting for Asset Retirement Obligations," and related interpretations, which requires entities to record the fair value of a liability for an asset retirement obligation when it is incurred which, for the Company, is obliged as part of Kaznickel's Contract with the Ministry. Under the Contract, the Company is required to remediate the property from the effects of the open pit mining process. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development or normal use of the asset. The Company's asset retirement obligations relate primarily to the obligation to fill mining pits and restore surface conditions at the conclusion of term of the Contract.

SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred, if a reasonable estimate of fair value can be made. When the liability is initially recorded, the related cost is capitalized by increasing the carrying amount of the related mineral interest rights. Over time, the liability is accreted upward for the change in its present value each period until the obligation is settled. The initial capitalized cost is amortized as a component of mineral rights interests as described in Note 1.

The reconciliation of the asset retirement obligation is as follows:

                                                     March 31,    December 31,
                                                       2005           2004
--------------------------------------------------------------------------------
Balance at beginning of period                      $675,460        $665,919
Liabilities incurred                                       -               -
Accretion expense during the period                   11,467           9,541
--------------------------------------------------------------------------------
Balance at End of Period                            $686,927        $675,460
================================================================================

NOTE 10 - COMMITMENTS AND CONTINGENCIES

Concentration of Risk Relating to Foreign Mining Operations -- All of the Company's properties are located within the Republic of Kazakhstan in Central Asia. In addition to general industry risks of nickel and cobalt price fluctuations, and potential lack of economic viability of the claims, the Company has a concentration of risk related to its foreign properties and interests which are subject to political uncertainty, changes in government, unilateral renegotiation of licenses, claims or contracts, and nationalization, or other uncertainties. In addition, the validity of mining claims which constitute the Company's property holdings in Kazakhstan, may, in certain cases, be uncertain and are subject to being contested.

Kazakhstan Business Environment - Kazakhstan, as an emerging market, has a legal and regulatory infrastructure that is not as mature and stable as those usually existing in more developed free market economies. As a result, operations carried out in Kazakhstan can involve risks and uncertainties that are not typically associated with those in developed markets. The instability associated with the ongoing transformation process to a market economy can lead to changes in the business conditions in which the Company currently operates. Changes in the political, legal, tax or regulatory environment could adversely impact the Company's operations.

Tax Matters - The local and national tax environment in the Republic of Kazakhstan is subject to change and inconsistent application, interpretation and enforcement. Non-compliance with Kazakhstan laws and regulations, as interpreted by the Kazakh authorities, can lead to the imposition of fines, penalties and interest.

                       BEKEM METALS, INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005


Environmental Matters - Extensive national, regional and local environmental laws and regulations in Kazakhstan affect the Company's operations. These laws and regulations set various standards regulating certain aspects of health and environmental quality provide for user fees, penalties and other liabilities for the violation of these standards and establish, in some circumstances, obligations to remediate current and former facilities and off-site locations. The Company believes it is currently in compliance with all existing Republic of Kazakhstan environmental laws and regulations. However, as new environmental laws and legislation are enacted and the old laws are repealed, interpretation, application and enforcement of the laws may become inconsistent. Compliance in the future could require significant expenditures, which may adversely affect the Company's operations.

Operating Leases - The Company rented a number of cars for operational purposes and has potential commitment of $99,000 in case of loss for any reason, which is not covered by any insurance.

NOTE 11 - COMMON STOCK

The Company entered into an investment agreement with investors on July 9, 2004 under which the Company issued 14,000,000 common shares for cash proceeds of $304,456, or $0.02 per share, received through August 12, 2004. The Company issued 21,000,000 shares, on November 19, 2004 in exchange for 60% of the equity of Kaznickel as further described in Note 2. The shares issued in exchange for the equity of Kaznickel were valued at $450,000, or $0.02 per share, based upon the value for which investors received common shares for cash.

 HANSEN, BARNETT & MAXWELL
 A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS
  5 Triad Center, Suite 750                         an independant member of
Salt Lake City, UT 84180-1128                              BAKER TILLY
    Phone: (801) 532-2200                                 INTERNATIONAL
     Fax: (801) 532-7944
       www.hbmcpas.com


                   REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders
Condesa Pacific S.A.

We have audited the accompanying consolidated balance sheet of Condesa Pacific S.A. and subsidiary (the "Company") as of December 31, 2004 and the related statements of operations, stockholders' equity, and cash flows for the period from March 5, 2004 (Date of Inception) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Condesa Pacific, S.A. and subsidiary as of December 31, 2004 and the results of their operations and cash flows for the period From March 5, 2004 through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company currently has no proved mineral reserves and has not yet entered the development stage with respect to its mineral interests and has no production, and therefore insufficient cash flows to sustain operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to those matters are described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                                                   HANSEN, BARNETT & MAXWELL
Salt Lake City, Utah
February 17, 2005

CONDESA PACIFIC S.A. AND SUBSIDIARY
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2004
 ASSETS

Current Assets
Cash                                                                                                         $     4,190
Prepaid expenses                                                                                                  21,337
-------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                                              25,526
-------------------------------------------------------------------------------------------------------------------------
Non-Current Assets
Property, plant and equipment (net of accumulated depreciation of $1,412)                                         45,044
Long term deferred expenses                                                                                       15,117
Mineral property rights (net of depletion on asset retirement obligation of $6,133)                            1,182,007
-------------------------------------------------------------------------------------------------------------------------
Total Non-Current Assets                                                                                       1,242,168
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                                 $ 1,267,695
=========================================================================================================================

 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable                                                                                             $    85,384
Accrued liabilities                                                                                               26,959
Short term loan to a related party                                                                                92,308
-------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                                        204,651
-------------------------------------------------------------------------------------------------------------------------
Long-Term Liabilities
Asset retirement obligation                                                                                      675,460
-------------------------------------------------------------------------------------------------------------------------
Total Long-Term Liabilities                                                                                      675,460
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                                880,111
-------------------------------------------------------------------------------------------------------------------------
Stockholders' Equity
Common stock, $1 par value, 50,000 shares authorized
and issued                                                                                                        50,000
Additional paid-in capital                                                                                       704,456
Deficit accumulated during the exploration stage                                                                (366,872)
-------------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                                                       387,584
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                                                   $ 1,267,695
=========================================================================================================================


                    The accompanying notes are an integral part of these financial statements.

                                                         F-24

CONDESA PACIFIC S.A. AND SUBSIDIARY
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 5 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Revenue                                                                                      $        -
--------------------------------------------------------------------------------------------------------

Operational Expenses
Exploratory costs                                                                               271,099
General and administrative expenses                                                              99,509
--------------------------------------------------------------------------------------------------------

Total Expenses                                                                                  370,608
--------------------------------------------------------------------------------------------------------

Loss From Operations                                                                           (370,608)
--------------------------------------------------------------------------------------------------------

Other Income (Expense)
Exchange rate gain                                                                                3,736
--------------------------------------------------------------------------------------------------------

Net Loss                                                                                     $ (366,872)
========================================================================================================



                    The accompanying notes are an integral part of these financial statements.

                                                         F-25

CONDESA PACIFIC S.A. AND SUBSIDIARY
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE PERIOD FROM MARCH 5 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Deficit
                                                    Common Shares                                Accumulated          Total
                                             -----------------------------     Additional         During the       Stockholders'
                                                Shares           Amount      Paid-in Capital   Exploration Stage     Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance - March 5, 2004
(Date of inception)                                 -         $      -        $       -        $        -         $       -

Shares issued for cash, August 12, 2004        20,000           20,000          284,456                 -           304,456

Shares exchanged for 60% interest
in Kaznickel, November 19, 2004                30,000           30,000          420,000                             450,000

Net loss for period                                 -                -                -          (366,872)         (366,872)
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                     50,000         $ 50,000        $ 704,456        $ (366,872)        $ 387,584
================================================================================================================================


                    The accompanying notes are an integral part of these financial statements.

                                                       F-26

CONDESA PACIFIC S.A. AND SUBSIDIARY
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENT OF CASH FLOW
FOR THE PERIOD FROM MARCH 5 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
Net loss                                                                                                   $ (366,872)
Adjustments to reconcile net loss to
   net cash provided by operating activities:
Depreciation                                                                                                    1,398
Depreciation and accretion expense on asset retirement obligation                                              16,069
Foreign currency exchange gain                                                                                  3,736
Change in operating assets and liabilities:
Prepaid expenses and other current assets                                                                      79,838
Accounts payable and accrued liabilities                                                                       81,457
----------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                                                    (184,374)
----------------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities
Purchase of property and equipment                                                                            (24,641)
Cash used in acquisition of Kaznickel                                                                        (300,000)
Cash acquired in purchase of Kaznickel                                                                        121,059
----------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Investing Activities                                                          (203,582)
----------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities
Proceeds from short-term note payable                                                                          91,404
Proceeds from issuance of common stock                                                                        304,456
----------------------------------------------------------------------------------------------------------------------
Net Cash Used in Financing Activities                                                                         395,860
----------------------------------------------------------------------------------------------------------------------
Effect of Exchange Rate Changes on Cash                                                                        (3,714)
Net Increase (Decrease) in Cash                                                                                 4,190
----------------------------------------------------------------------------------------------------------------------
Cash at Beginning of Year                                                                                           -
----------------------------------------------------------------------------------------------------------------------
Cash at End of Year                                                                                        $    4,190
======================================================================================================================

Supplemental Cash Flow Information

Acquisition of Kaznickel
Fair value of the assets acquired                                                                          $1,441,387
Cash paid for a 40% equity interest                                                                          (300,000)
Fair value of 30,000 shares of stock issued to acquire the remaining 60% interest                            (450,000)
                                                                                                         -------------
Liabilities assumed                                                                                        $  691,387



                    The accompanying notes are an integral part of these financial statements.

                                                       F-27

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Condesa Pacific S.A. is engaged through its wholly-owned subsidiary, Kaznickel LLP, (collectively, the "Company") in the acquisition and exploration of mineral resource properties, specifically the Gornostay nickel and cobalt deposit (the "Deposit") located in the East Kazakhstan Oblast of the Republic of Kazakhstan ("RK"). Kaznickel acquired the rights to explore and develop the Gornostay Deposit on April 22, 2004 and is active in exploration of the Mineral Property. Condesa was incorporated under the laws of the British Virgin Islands on March 5, 2004. Condesa acquired Kaznickel on September 22, 2004 in a purchase business combination as further described in Note 2.

Principles of Consolidation - The consolidated financial statements of the Company include the accounts of Condesa Pacific S.A. since its inception and Kaznickel LLP ("Kaznickel"), a Kazakh partnership, since the date of its acquisition by Condesa. Intercompany transactions are eliminated upon consolidation.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the Unites States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Business Condition - The Company has no proven mineral reserves and has not yet entered the development stage with respect to its mineral interests, and has no production. There has been no revenue from operations, and it has incurred a net loss of $362,435 for the period ended December 31, 2004. In addition, current liabilities exceeded current liabilities by $179,144 at December 31, 2004. Management expects to generate sufficient cash to fund its current activities by issuing equity securities and receiving financial assistance, if needed, from its shareholders. There is no assurance, however, that funds can be raised or that the shareholders will have the ability to provide financial assistance to the Company. These matters raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Exploration Stage Company - The Company is considered to be in the exploration stage. Since its inception March 5, 2004, the Company has devoted substantially all of its efforts in raising capital and acquiring Kaznickel, and then exploring for mineral property under its exploration contract. The mineral property has not reached a development or production stage and accordingly, no revenues from production of the property have been recorded. The Company is considered to be in the development stage for financial reporting purposes. A separate disclosure of additional information including presentation of cumulative amounts of revenues and expenses and cash flows from inception, and deficits accumulated during the development stage are required under FAS 7, Accounting and Reporting by Development Stage Enterprises. However, the cumulative amounts are not described in the accompanying consolidated financial statements during this, the first reporting year from the Company's inception because these amounts are the cumulative amounts.

Currency Translation - The consolidated financial statements are presented in U.S. dollars, the functional currency of the Company's subsidiary operating in Kazakhstan. Non-monetary assets and liabilities of Kaznickel are translated into U.S. dollars using historical exchange rates and monetary assets and liabilities are translated into U.S. dollars using exchange rates on the date of the financial statements. Results of operations are translated at the average exchange rates during the reporting period. Exchange gains and losses resulting from financial statement translation and from holding foreign currencies are included in the results of operations.

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

Prepaid Expenses -- Prepaid expenses relate to office rent, subscriptions, and insurance. Prepaid expenses are charged to operations in the period the related service or work is performed.

Mineral Property Rights -- Mineral property acquisition costs, site restoration costs and development costs on mineral properties with proven and probable reserves are capitalized and will be depleted using the units-of-production method over the estimated life of the reserves. If there are insufficient reserves to use as a basis for depleting such costs, they are written off as a mineral property or mineral interest impairment in the period in which the determination is made. Site restoration costs are depleted over the term of their expected life. Interest costs are capitalized on mineral properties and mineral interests in development. The development potential of mining properties is established by the existence of proven and probable reserves, reasonable assurance that the property can be permitted as an operating mine and evidence that there are no metallurgical or other impediments to the production of saleable metals.

Exploration costs incurred on mineral interests, other than acquisition costs, prior to the establishment of proven and probable reserves are charged to operations as incurred. Development costs incurred on mineral interests with proven and probable reserves will be capitalized as mineral properties. The Company regularly performs evaluations of its investment in mineral interests to assess the recoverability and / or the residual value of its investments in these assets. All mineral interests and mineral properties are reviewed for impairment whenever events or circumstances change which indicate the carrying amount of an asset may not be recoverable, utilizing established guidelines based upon undiscounted future net cash flows from the asset or upon the determination that certain exploration properties do not have sufficient potential for economic mineralization.

Management's estimates of mineral prices, recoverable probable reserves, and operating, capital and reclamation costs, when available, are subject to certain risks and uncertainties which may affect the recoverability of mineral property costs. Although management has made its best estimate of these factors, it is possible that changes could occur in the near term, which could adversely affect the future net cash flows to be generated from the properties.

Property, and Equipment - Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the following estimated useful lives of the assets:

         Buildings and constructions              12.5 years
         Machinery and equipment                     7 years
         Vehicles                                   10 years
         Other fixed assets                     3 - 10 years
         ----------------------------------------------------

Revenue Recognition - Revenues, which will arise from the sale of cobalt and nickel ore or processed cobalt and nickel will be recorded when persuasive evidence of an arrangement exists, title to product transfers to the customer, and collectibility is reasonably assured. Produced, but unsold minerals or ore will be recorded as inventory until sold.

Financial Instruments - The nature of the Company's operation exposes the Company to fluctuations in commodity prices, foreign currency exchange risk and credit risk. The Company recognizes these risks and manages its operation in a manner such that exposure to these risks is minimized to the extent practical. The Company is not exposed to fluctuations in interest rates because its loans are interest free, as a general requirement under Kazakh law for non-financial institutions.

Income taxes - Income taxes are calculated using the liability method of tax accounting. Under this method, future income tax assets and liabilities are computed based on temporary differences between the tax basis and carrying amount on the balance sheet for assets and liabilities. Future income tax assets and liabilities are calculated using tax rates anticipated to apply in the periods that the temporary differences are expected to reverse.

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 2 - ACQUISITION OF KAZNICKEL LLP

On July 9, 2004 Condesa entered into an investment agreement under which Condesa provided a $300,000 convertible loan to Kaznickel LLP, which was immediately converted into a new 40 percent equity interest in Kaznickel. On September 22, 2004, Brisa Equities, a British Virgin Islands holding company, acquired a controlling interest in Kaznickel by purchasing 60 percent of the founding partners' 60 percent interests. As consideration for the purchase, the original partners' obtained a commitment from Brisa to facilitate a reverse merger with a U.S. public company, and a commitment to obtain funding enabling Kaznickel to further develop its mineral property rights. The value of the commitment was estimated to be $450,000 based on the percent of Kaznickel obtained for the cash investment of $300,000 previously. On November 19, 2004, Brisa and the remaining Kaznickel partners exchanged their 60% interest in Kaznickel for a new 60% interest in Condesa, thereby making Kaznickel a wholly-owned subsidiary of Condesa. The acquisition of a controlling interest in Kaznickel by Brisa and Condesa was considered the purchase of Kaznickel with a measurement date of September 22, 2004, the date Brisa and Condesa obtained control from the original Kaznickel partners.

Condesa has accounted for the acquisition of Kaznickel as a purchase business combination with a purchase price of $750,000. The purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values. Negative goodwill was not recognized in connection with the acquisition of Kaznickel. Instead, the excess of the fair value of the net assets over the purchase price was allocated as a pro rata reduction of the amounts that otherwise would have been assigned to the long-term assets. The Company is in the process of obtaining an independent valuation of the net assets acquired. Accordingly the allocation of the purchase price is subject to refinement. At September 22, 2004, the purchase price was allocated to the assets acquired and the liabilities assumed as follows:

         Current assets                                    $  231,674
         Mineral property rights                              713,204
         Asset retirement costs of the mineral rights         474,937
         Property and equipment                                21,572
         -------------------------------------------------------------
              Total assets acquired                         1,441,387
         -------------------------------------------------------------
         Current liabilities                                  (25,468)
         Asset retirement obligation                         (665,919)
         -------------------------------------------------------------
              Total liabilities assumed                      (691,387)
         -------------------------------------------------------------
         Net Assets Acquired                               $  750,000
         =============================================================

Intangibles assets acquired include the mineral property rights, which are capitalized until the production phase begins, subject to impairment considerations. Other intangible assets include the asset retirement costs of the mineral rights, which has a 20-year estimated life and is subject to amortization at a planned rate of $24,291 per year, and the asset retirement obligation is accreted over its 20-year life with a current estimated expense of $43,274 per year.

NOTE 3 - MINERAL PROPERTY RIGHTS

Kaznickel acquired its interest in the Contract on Exploration and Development of Gornostay Cobalt and Nickel Deposit (the "Contract") issued by the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (the "Ministry") dated February 26, 2004. By virtue of the Contract, Kaznickel acquired the right to exploit the mineral property including the right to explore, develop and produce the cobalt and nickel mineral resources on the Deposit through February 26, 2026. The Company has the right to re-negotiate the contract at that time for an additional 30 years. The government of Kazakhstan retains the title to the property; accordingly, the Company's mineral interest is considered to be an intangible asset. As more fully described in Note 2, the Company capitalized the

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

acquisition costs of its mineral interest upon the purchase business combination with Kaznickel. The allocated purchase price included a capitalized amount of an acquired asset retirement obligation. While the property is not in production, the asset retirement cost is depleted over the life of the contract from the date of acquisition. Capitalized costs and related accumulated amortization at December 31, 2004 is as follows:

-----------------------------------------------------------------------------------------------
                                    Mineral Property    Depletion of Asset      Net Mineral
                                          Rights         Retirement Cost      Property Rights
-----------------------------------------------------------------------------------------------
Cost as of September 22, 2004         $         -             $     -         $         -
Acquisitions:
   Mineral property                       713,204                                 713,204
   Asset retirement obligation            474,936               6,073             481,009
-----------------------------------------------------------------------------------------------
Net Carrying Value                    $ 1,188,140             $ 6,073         $ 1,194,213
===============================================================================================

The Contract provides the Company certain rights and also imposes certain obligations and commitments. The rights include exploration through February 2006, and development and production of minerals through February 26, 2026. The Company may transfer its right to third parties in accordance with Kazakh laws and regulations and has a right to renegotiate and extension of the Contract. Significant rights and obligations and commitments of the Contract include monetary commitments for exploration of $200,000 in 2005 and 2006, and expenditures to support social projects amounting to $300,000 during the production stage. In addition, the Company was required to pay a fee of $2,000 upon award of the Contract, and a fee for the use of Kazakh owned technical data of $835,759 of which $4,179 was paid on award of the Contract and $831,580 will be due upon a finding of commercial deposits. Royalties of 0.5% of ores extracted and sold will be required. The Contract subjects the Company to pay regular income tax of 30 percent and requires and excess profits tax of 15 to 60 percent if its net profits exceed 20 percent of gross profit. Obligations also include the establishment and funding of a reclamation fund that includes the cost of removing buildings and equipment used in the Deposit area. The Company is also required to comply with Kazakh environmental laws and regulations.

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

The Company's property, plant and equipment consist of the following:

         Balance at March 4, 2004                    $      -
         Additions                                     46,456
         Less: Accumulated Depreciaiton                (1,412)
         -----------------------------------------------------
         Balance at December 31, 2004                $ 45,044
         =====================================================

NOTE 5 - LONG TERM DEFERRED EXPENSES

The Company completed a remodel of its Semeypalatinsk, Kazakhstan offices, which costs are applied against monthly office rent charges through May 1, 2007. The current portion of long term deferred expenses is included in other current assets.

NOTE 6 - INCOME TAXES

In accordance with the laws and regulations of the Republic of Kazakhstan income taxes are calculated at the statutory rate of 30 percent. Net operating losses for development companies in the exploration and development may be carried forward for the 7 subsequent years from the date the losses are incurred.

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

Therefore, the Company has deferred tax assets due to the savings of income tax in future periods. However, the Company assessed the recoverability of these deferred tax assets and created a provision against them until it has more evidence of its recoverability in the future periods.

Deferred tax assets and liabilities are as follows:

                                                                 2004
------------------------------------------------------------------------

Tax loss carryforward                                         $ 102,253
Property and equipment                                           (4,457)
Asset retirement obligation                                     202,638
Valuation allowance                                            (300,434)
------------------------------------------------------------------------

Total deferred tax assets                                     $       -
========================================================================

The following is a reconciliation of the amount of tax that would result from applying the federal rate to pretax income with the provision for income taxes:

                                                                  2004
------------------------------------------------------------------------
Tax at US Federal statutory rate (34%)                         (123,479)
Non-deductible expenses                                           1,840
Deferred tax asset valuation change                             107,112
Effect of lower foreign tax rates                                14,527
------------------------------------------------------------------------
Income tax provision                                                  -
------------------------------------------------------------------------

NOTE 7 - RELATED PARTY TRANSACTIONS

On December 2, 2004 the Company borrowed $92,308 from CJSC Kazmorgeophysika, a Kazakh company related by virtue of several common shareholders. The short-term loan is interest free and was due on its original terms by December 31, 2004. During January 2005 the Company borrowed an additional $92,300 from CJSC Kazmorgeophysica, as an interest-free, due on demand note.

NOTE 8 - ASSET RETIREMENT OBLIGATION

Upon purchase of Kaznickel, the Company recorded the effects of an asset retirement obligation in accordance with SFAS No. 143, "Accounting for Asset Retirement Obligations," and related interpretations, which requires entities to record the fair value of a liability for an asset retirement obligation when it is incurred which, for the Company, is obliged as part of Kaznickel's Contract with the Ministry. Under the Contract, the Company is required to remediate the property from the effects of the open pit mining process. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development or normal use of the asset. The Company's asset retirement obligations relate primarily to the obligation to fill mining pits and restore surface conditions at the conclusion of term of the Contract.

SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred, if a reasonable estimate of fair value can be made. When the liability is initially recorded, the related cost is capitalized by increasing the carrying amount of the related mineral interest rights. Over time, the liability is accreted upward for the change in its present value each period until the obligation is settled. The initial capitalized cost is amortized as a component of mineral rights interests as described in Note 1.

The reconciliation of the asset retirement obligation for the period through December 31, 2004 is as follows:

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------


Acquisition of Kaznickel                                         $665,919
Liabilities incurred                                                    -
Accretion expense                                                   9,996
--------------------------------------------------------------------------
Balance December 31, 2004                                        $675,915
==========================================================================

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Concentration of Risk Relating to Foreign Mining Operations -- All of the Company's properties are located within the Republic of Kazakhstan in Central Asia. In addition to general industry risks of nickel and cobalt price fluctuations, and potential lack of economic viability of the claims, the Company has a concentration of risk related to its foreign properties and interests which are subject to political uncertainty, changes in government, unilateral renegotiation of licenses, claims or contracts, and nationalization, or other uncertainties. In addition, the validity of mining claims which constitute the Company's property holdings in Kazakhstan, may, in certain cases, be uncertain and are subject to being contested.

Kazakhstan business environment - Kazakhstan, as an emerging market, has a legal and regulatory infrastructure that is not as mature and stable as those usually existing in more developed free market economies. As a result, operations carried out in Kazakhstan can involve risks and uncertainties that are not typically associated with those in developed markets. The instability associated with the ongoing transformation process to a market economy can lead to changes in the business conditions in which the Company currently operates. Changes in the political, legal, tax or regulatory environment could adversely impact the Company's operations.

Tax matters - The local and national tax environment in the Republic of Kazakhstan is subject to change and inconsistent application, interpretation and enforcement. Non-compliance with Kazakhstan laws and regulations, as interpreted by the Kazakh authorities, can lead to the imposition of fines, penalties and interest.

Environmental matters - Extensive national, regional and local environmental laws and regulations in Kazakhstan affect the Company's operations. These laws and regulations set various standards regulating certain aspects of health and environmental quality, provide for user fees, penalties and other liabilities for the violation of these standards and establish, in some circumstances, obligations to remediate current and former facilities and off-site locations. The Company believes it is currently in compliance with all existing Republic of Kazakhstan environmental laws and regulations. However, as new environmental laws and legislation are enacted and the old laws are repealed, interpretation, application and enforcement of the laws may become inconsistent. Compliance in the future could require significant expenditures, which may adversely affect the Company's operations.

Operating Leases - The Company rented a number of cars for operational purposes and has potential commitment of $99,000 in case of loss for any reason, which is not covered by any insurance.

NOTE 10 - COMMON STOCK

The Company's authorized capital consists of 50,000 shares of $1 per share par value. The Company entered into an investment agreement with investors on July 9, 2004 under which the Company issued 20,000 common shares for cash proceeds of $304,456, or $15 per share, received through August 12, 2004. The remaining 30,000 shares, or 60% of the authorized capital, were issued on November 19, 2004 in exchange for 60% of the equity of Kaznickel as further described in Note
2. The shares issued in exchange for the equity of Kaznickel were valued at $450,000, or $15 per share, based upon the value for which investors received common shares for cash.

                       CONDESA PACIFIC S.A. AND SUBSIDIARY
                         (An Exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 11 - SUBSEQUENT EVENTS

On January 28, 2005, the Company completed the closing of the Plan and Agreement of Reorganization (the "Agreement"), among the Company, and its shareholders, and Bekem Metals, Inc. ("Bekem"), a U.S. publicly traded company. With the completion of the closing, Bekem acquired 100% of the outstanding capital stock of Condesa in exchange for the issuance of 35,000,000 of Bekem common shares. As a result of the issuance, the shareholders of Condesa now hold 91% of the outstanding common stock of Bekem. The reverse merger transaction constitutes a change of control and a change in the reporting entity for Bekem because the shareholders of Condesa maintained their control of Condesa before the merger and control of Bekem after the closing.

                                    Annex A

                                AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                               BEKEM METALS, INC.

         Bekem Metals, Inc., a corporation organized under the laws of the State of Utah, on January 31, 2001, hereby adopts the following Amendment to its Articles of Incorporation pursuant to the provisions of Utah Revised Business Corporation Act, Section 16-10a-1006.

         The Articles of Incorporation shall be amended to read as follows:

                                   ARTICLE III

         The total number of shares of stock of all classes which the Corporation has authority to issue is 170,000,000 shares, divided into 150,000,000 shares of Common Stock, par value $0.001 per share (herein called the "Common Stock") and 20,000,000 shares of Preferred Stock, par value $0.001 per share (herein called "Preferred Stock").

I.  COMMON STOCK

                  A. Voting Rights. Except as otherwise expressly provided by law or in this Article III, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the Corporation.

                  B. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Common Stock, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of stock then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

                  C. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefor.

                  D. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock.

II. PREFERRED STOCK

         The Board of Directors of the Corporation is expressly authorized, as shall be stated and expressed in the resolution or resolutions it adopts, subject to limitations prescribed by law and the provisions of this Article III, to provide for the issuance of the shares of Preferred Stock in one or more class or series, in addition to the shares thereof specifically provided for in this Article III, and by filing a certificate pursuant to the applicable law of the State of Utah, to establish from time to time the number of shares to be included in each such class or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, including without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; or (v) subject to the terms and amounts of any sinking fund provided for the purchase or redemption of the shares of such series; all as may be stated in such resolution or resolutions.

         The number of authorized shares of Series Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Series Preferred Stock, as the case may be, or of any series thereof, unless a vote of any such holders is required pursuant to the provisions of this Article III or the certificate or certificates establishing any additional series of such stock.

         The date of the adoption of the foregoing amendment was August __, 2005. This amendment was approved by a majority of the shares of the Company at the annual meeting of stockholders, in accordance with the provisions of Section 16-10a-722 of the Utah Revised Business Corporation Act. The number of shares outstanding in the Corporation and entitled to vote, as of the record date, on the foregoing amendment was 38,300,000. All common stock in the Corporation is entitled to one vote per share for each matter coming before the shareholders. A majority of the shares constitutes a quorum of the shareholders. The number of shares that approved the foregoing amendment was __________ or ___% of the outstanding shares, which is sufficient to approve the foregoing amendment.

         Dated this __ day of August, 2005
                                                 BEKEM METALS, INC.



                                                 By:
                                                    ----------------------------
                                                    Marat Cherdabayev, President

Proxy - Bekem Metals, Inc.

Annual Meeting of Stockholders - August __, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Marat Cherdabayev and James Gunnell, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of BEKEM METALS, INC., of record in the name of the undersigned at the close of business on July 21, 2005, which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated August __, 2005, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                            (Please See Reverse Side)

_______________________________________
[Name and address of shareholder]

                                    [ ] Mark this box with an X if you have made changes to your name or address details above. Annual Meeting Proxy Card

[A] Proposal for the Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                          For  Withhold                            For  Withhold

01 - Marat Cherdabayev    [ ]     [ ]   04 - Reserve vacant for    [ ]    [ ]
                                         Board appointment
02 - James Gunnell        [ ]     [ ]   05- Reserve vacant for     [ ]    [ ]
                                         Board appointment
03 - Dosan Kassymkhanuly  [ ]     [ ]   _______________________    [ ]    [ ]
                                        (Write in name of nominee)

[B] Other Proposals

The Board of Directors recommends a vote FOR the following proposals.

                                                           For  Against  Abstain

2. APPROVE THE AMENDEDMENT TO THE ARTICLES OF
INCORPORATION OF BEKEM METALS, INC.                        [ ]     [ ]     [ ]

3. AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE THE
DOMICILE OF THE COMPANY FROM THE STATE OF UTAH TO THE
STATE OF NEVADA.                                           [ ]     [ ]     [ ]

4. RATIFY THE APPOINTMENT OF HANSEN, BARNETT &
MAXWELL AS THE COMPANY'S INDEPENDENT REGISERED PUBLIC
ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2005           [ ]     [ ]     [ ]

5. In their discretion, the Proxies are authorized to
vote upon such other business as may properly come
before the meeting or any and all adjournments
thereof.                                                   [ ]     [ ]     [ ]

[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature 1 - Please keep       Signature 2 - Please keep
signature within the box        signature within the box       Date (mm/dd/yyyy)

[                          ]    [                        ]     [               ]